As filed with the Securities and Exchange Commission on February 25, 2003.

File Nos. 333-37856, 811-05054

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-6

                Registration Statement Under The Securities Act of 1933        ☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 3	☒

and/or

Registration Statement Under The Investment Company Act of 1940    ☒

Amendment No. 1	☒

(check appropriate box or boxes)

GE Life & Annuity Separate Account III

(Exact Name of Registrant)

GE Life and Annuity Assurance Company

(Exact Name of Depositor)

6610 West Broad Street, Richmond, Virginia 23230

                    (Address of Depositor’s Principal Executive Office, Zip Code)

(800) 352-9910

(Depositor’s Telephone Number, including Area Code)

Heather C. Harker, Esq.

Vice President, Associate General Counsel and Assistant Secretary

GE Life and Annuity Assurance Company

6610 West Broad Street

Richmond, Virginia 23230

(Name and complete address of Agent for Service)

Approximate Date of Proposed Public Offering

It is proposed that this filing will become effective (check appropriate box):

☐    immediately upon filing pursuant to paragraph (b)

☐    on (date) pursuant to paragraph (b)

☒    60 days after filing pursuant to paragraph (a)(1)

☐    on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐    This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus For

The Flexible Premium Single Life and

Joint and Last Survivor Variable Life Insurance Policy

Single Life Policy

Form P1254 4/00

Joint and Last Survivor Life Policy

Form P1255 4/00

Issued by:

GE Life and Annuity Assurance Company

GE Life & Annuity Separate Account III

6610 West Broad Street

Richmond, Virginia 23230

Telephone Number: 1-800-352-9910

The Policies described by this prospectus will usually be deemed Modified Endowment Contracts. This means:

• Any future loan, partial surrender, or assignment or pledge of the Policy will be taxed up to the amount by which the Account Value exceeds the premium paid into the Policy

• Any taxable loan, partial surrender, assignment or pledge of the Policy made by Owners younger than Age 59½ will be subject to a 10% penalty tax

• Increases in Account Value will not be taxed unless partially surrendered or accessed in some other way

• Death Benefit Proceeds are tax-free like traditional life insurance policies

It is advised that you contact a tax adviser before purchasing this Policy. Please refer to the “Tax Considerations” provision of this prospectus for more information on Modified Endowment Contracts.

This prospectus contains information about the Policy that you should know before investing. Please read this prospectus carefully before investing and keep it for future reference.

This prospectus describes a flexible premium variable life insurance policy (the “Policy”) offered by GE Life and Annuity Assurance Company (“we,” “us,” “our,” or the “Company”). The purpose of this Policy is to provide life insurance protection for the Beneficiary(ies) named on the Policy. We offer the Policy on either a single life or joint and last survivor basis. If you purchase the Policy on a single life basis, we will pay a Death Benefit upon the death of the Insured. If you purchase the Policy on a joint and last survivor basis, we will pay a Death Benefit upon the death of the last surviving Insured.

Your Account Value may accumulate on a variable or fixed basis, or both. If you choose our variable option, we will invest your assets in the Subaccounts of GE Life & Annuity Separate Account III (the “Separate Account”) that you select. Each Subaccount invests in shares of a Portfolio. You bear the investment risk of investing in the Subaccounts. If you choose our fixed option, your assets will earn interest monthly at an annual effective rate of at least 4%. We take the investment risk for assets allocated to the Guarantee Account.

Your Policy provides for a Surrender Value. The amount of your Surrender Value will depend upon the investment performance of the Subaccounts you select and interest credited on assets in the Guarantee Account. Investors assume certain risks when investing in the Policy, including the risk of losing money. No claim is made that the Policy is in any way similar or comparable to a systematic investment plan of a mutual fund.

We guarantee the Death Benefit for as long as the Policy is in force. The Surrender Value is not guaranteed. Unless the Continuation of Coverage Rider is in effect, the Policy will lapse if the Surrender Value is insufficient to cover Policy charges. We guarantee to keep the Policy in force as long as minimum premium requirements are met.

You may cancel your Policy during the free-look period. Please note that replacing your existing insurance coverage with this Policy might not be to your advantage.

Neither the U.S. Government nor any governmental agency insures or guarantees your investment in the Policy.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made.

The date of this prospectus is May 1, 2003.

Summary of Benefits and Risks

Fee Tables

The Company

The Separate Account

The Portfolios

The Guarantee Account

Charges and Deductions

The Policy

Premiums

How Your Account Value Varies

Transfers

Death Benefits

Surrenders and Partial Surrenders

Loans

Termination

Requesting Payments

Tax Considerations

Other Policy Information

Financial Statements

Definitions

Summary of Benefits and Risks

BENEFITS OF YOUR POLICY

DEFINED TERMS	See the “Definitions” provision in the back of this prospectus for defined terms.

DEATH BENEFIT

The primary benefit of your Policy is life insurance coverage. Your initial premium purchases a Specified Amount of life insurance coverage. While the Policy is in force, we will pay a Death Benefit to your Beneficiary(ies) when the Insured dies (or the last surviving Insured dies if you purchase a joint and last survivor Policy). See the “Death Benefits” provision of this prospectus.

DEATH BENEFIT PAYABLE

If the Insured under a single life Policy or the last surviving Insured under a joint and last survivor Policy at his or her death is younger than Attained Age 100, the Death Benefit payable is the greater of the Specified Amount and the Account Value multiplied by the applicable corridor percentage.

If the Insured under a single life Policy or the last surviving Insured under a joint and last survivor Policy at his or her death is Attained Age 100 or older, the Death Benefit payable is the Account Value multiplied by the applicable corridor percentage.

Under certain circumstances, we may further adjust the amount of the Death Benefit payable. See the “Death Benefit” and the “Incontestability and Misstatement of Age or Gender” provisions of this prospectus.

COVERAGE FLEXIBILITY	Within certain limits, you can:
•	increase or decrease the Specified Amount;

•	change your Beneficiary(ies); and

•	change the Owner of the Policy.

See the “Death Benefits, Changing The Specified Amount” and “The Policy, Changing the Owner or Beneficiary” provisions of this prospectus.

CHOICE OF DEATH BENEFIT PAYMENT OPTIONS

Your Beneficiary(ies) may choose to take Death Benefit Proceeds as a lump sum or select from a variety of payment options which pay the Death Benefit Proceeds over time. See the “Death Benefits, Changing The Death Benefit Option” provision of this prospectus.

CASH BENEFITS	You can access the cash value of your Policy by taking a Policy loan, taking a partial surrender or a full surrender:

LOANS

You may take a Policy loan for up to 90% of the difference between your Account Value and any surrender charges, minus any Policy Debt. Taking a Policy loan may have adverse tax consequences. See the “Loans” provision of this prospectus.

PARTIAL SURRENDER

You may take one partial surrender each Policy year after the first Policy year. The minimum partial surrender amount is $1,000. The maximum partial surrender amount you may take is equal to the lesser of:

(1)	your Surrender Value of the Policy less $1,000 at the time of the partial surrender; and

(2)	the available loan amount (which is equal to 90% of the difference between Account Value and any surrender charges, minus any Policy Debt).

We will not permit a partial surrender that would reduce your Account Value to below $25,000 at the time of the partial surrender. We also assess a processing fee for each partial surrender equal to the lesser of $25 or 2% of the amount surrendered. In addition, you may be subject to a 10% penalty tax if your Policy is deemed a Modified Endowment Contract and you are under the age of 59 1/2 at the time of the partial surrender. See the “Surrenders and Partial Surrenders” provision of this prospectus.

FULL SURRENDER

You can surrender your Policy at any time for its Surrender Value (Account Value minus Policy Debt minus any applicable surrender charge). You can choose to take the Surrender Value in a lump sum or over time by electing one of several payment options. See the “Surrenders and Partial Surrenders” provision of this prospectus.

PREMIUM FLEXIBILITY	You select a premium payment plan. You are not required to pay premiums according to the plan, but may vary frequency and amount, within limits, and can skip planned premiums.

You may make unscheduled premium payments, provided such premium payments do not exceed the Code’s limitations for life insurance. See the “Premiums” provision of this prospectus.

INVESTMENT OPTIONS

You can allocate your premiums in the Guarantee Account and among up to 10 of the Subaccounts of the Separate Account at any given time. Each Subaccount invests in shares of a designated Portfolio. See the “Separate Account” and the “Portfolios” provisions of this prospectus. Assets in the Guarantee Account will earn interest monthly at an annual effective rate of at least 4%. See the “Guarantee Account” provision of this prospectus.

TRANSFERS

You can transfer assets among the Subaccounts and the Guarantee Account, within certain limits. We also offer two automated transfer programs: Dollar Cost Averaging and Portfolio Rebalancing. See the “Transfers” provision of this prospectus.

TAX BENEFITS

You are generally not taxed on the Policy’s earnings until you withdraw Account Value from your Policy. This is known as tax deferral. And, your Beneficiary(ies) generally receives Death Benefit Proceeds tax-free. See the “Tax Considerations” provision of this prospectus.

ASSIGNABILITY	You may assign the Policy as collateral for a loan or other obligation. See the “Other Policy Information, Using the Policy as Collateral” provision of this prospectus.

RIGHT TO RETURN THE POLICY	You have a limited period of time after the Policy is issued during which you can cancel the Policy and receive a refund. See the “Policy, Canceling A Policy” provision of this prospectus.

ADDITIONAL BENEFITS

If available in your state, there are additional benefits that are added to your Policy by way of riders. See the “Fee Tables” and “Other Policy Information, Supplemental Benefits” provisions of this prospectus.

RISKS OF YOUR POLICY

SUITABILITY

Variable life insurance is designed for long-term financial planning. It is not suitable as an investment vehicle for short-term savings. You should not purchase a Policy if you will need the premium payment in a short period of time. If you do not plan on holding this Policy for at least 7 years, you will incur a surrender charge if you surrender the Policy.

INVESTMENT RISK

Your Account Value is subject to the risk that investment performance will be unfavorable and that your Account Value will decrease. If investment results are sufficiently unfavorable and/or you stop making premium payments at or above the minimum requirements, the Surrender Value of your Policy may fall to zero, because we continue to deduct charges from your Account Value. In that case the Policy will terminate without value and insurance coverage will cease, unless you make an additional payment sufficient to prevent a termination during the 61-day grace period. If you have the Continuation of Coverage Rider and it is still in force and there is no Policy Debt, your Policy will not terminate regardless of your Subaccount investment performance. On the other hand, if your investment experience is sufficiently favorable and you have kept the Policy in force for a substantial time, you may be able to draw upon your Account Value, through partial surrenders and Policy loans. See the “Loans” and the “Termination” provisions of this prospectus.

ADDITIONAL RISKS

The types of investments that a Portfolio makes will also create risk. A comprehensive discussion of the risks of the Portfolio underlying each Subaccount may be found in that Portfolio’s prospectus. You should read the Portfolio’s prospectus carefully before investing.

RISK OF TERMINATION

If the Surrender Value of your Policy is too low to pay the monthly deduction when due, the Policy will be in default and a grace period will begin. There is a risk that if partial surrenders, loans, and monthly deductions reduce your Surrender Value to an amount insufficient to cover Policy charges and/or if the investment experience of your selected

Subaccounts is unfavorable (unless the Continuation of Coverage Rider is in force), then your Policy could lapse. In that case, you will have a 61 day grace period to make a sufficient payment. If you do not make a sufficient payment before the grace period ends, your Policy will terminate without value, insurance coverage will cease, and you will receive no benefits. After termination, you may reinstate your Policy within three years subject to certain conditions. See the “Termination” provision of this prospectus.

TAX RISKS

We intend for the Policy to satisfy the definition of a “life insurance contract” under Section 7702 of the Code. In general, earnings under the Policy will not be taxed until a distribution is made from the Policy. In addition the Death Benefit and any Accelerated Death Benefit generally will be excludable from income. In most cases this Policy will be a Modified Endowment Contract. In these cases, special rules apply, and a 10% penalty tax may be imposed on distributions, including loans.

Existing tax laws that benefit this Policy may change at any time. You should consult a qualified tax adviser in all tax matters involving your Policy. See the “Tax Considerations” provision of this prospectus.

LIMITS ON PARTIAL SURRENDERS	You may request one partial surrender each Policy year after the first Policy year.

The minimum partial surrender amount is $1,000. We assess a processing fee for each partial surrender. We will not permit a partial surrender that will reduce your Account Value below $25,000 at the time of the partial surrender.

Partial surrenders will reduce your Account Value and Death Benefit Proceeds. Federal income taxes and a penalty tax will apply to partial surrenders. See the “Surrenders and Partial Surrenders” provision of this prospectus.

EFFECTS OF POLICY LOANS

A Policy loan, whether or not repaid, will affect your Account Value over time because we subtract the amount of the loan from the Investment Options as collateral. We then credit a fixed interest rate to the loan collateral. As a result, the loan collateral does not participate in the investment results of the Subaccounts. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Subaccounts, the effect could be favorable or unfavorable.

Because we subtract the amount of the loan from the Investment Options, a Policy loan reduces the amount available for transfers among the Subaccounts and the Guarantee Account.

A Policy loan also reduces the Death Benefit payable. A Policy loan could make it more likely that a Policy would terminate. There is a risk that the Policy will lapse and a Policy Loan could result in adverse tax consequences. In circumstances where your Policy is at risk of lapse, you must submit a sufficient payment during the grace period to avoid the Policy’s termination without value and the end of insurance coverage. If a Policy is issued as a Modified Endowment Contract and a loan is taken from the Policy, the amount of the loan (together with any unpaid interest included in Policy Debt) will be taxed in the same manner as a partial surrender.

See the “Loans” provision of this prospectus.

LIMITS ON TRANSFERS

You may transfer all or a portion of your assets between and among the Subaccounts and the Guarantee Account. You may not, however, transfer assets in the Guarantee Account from one interest rate guarantee period to another interest rate guarantee period. We may limit and/or restrict transfers from the Guarantee Account to the Subaccounts and from the Subaccounts to the Guarantee Account.

You may submit 12 Subaccount transfers each calendar year by U.S. Mail, voice response, telephone or facsimile. Once such 12 Subaccount transfers have been executed a letter will be sent to you notifying you that you may submit additional transfers only in writing by U.S. Mail. Transfer requests sent by same day mail, courier service, telephone or facsimile will not be accepted. The restrictions listed above do not apply to any transfers made among the Subaccounts pursuant to a Dollar Cost Averaging program or Portfolio Rebalancing program. See the “Transfers” provision of this prospectus.

Currently, we do not charge for transfers. However, we reserve the right to assess a charge of up to $10 per transfer. The minimum transfer amount is $100 or the entire balance in the Subaccount or interest rate guarantee period if the transfer will leave a balance of less than $100.

COMPARISON WITH OTHER INSURANCE POLICIES	The Policy is similar in many ways to universal life insurance. As with universal life insurance:
•	the Owner pays a premium for insurance coverage on the Insured(s);

•	the Policy provides for the accumulation of Surrender Value that is payable if the Owner surrenders the Policy during the lifetime of the Insured under a single life Policy and the last Insured under a joint and last survivor Policy; and

•	the Surrender Value may be substantially lower than the premium paid.

However, the Policy differs from universal life insurance in that it permits you to place your premium in the Subaccounts. The amount and duration of life insurance protection and the value of the Policy will vary with the investment performance of the Subaccounts you select. You bear the investment risk with respect to the amounts allocated to the Subaccounts.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy.

TRANSACTION FEES	The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or transfer cash value between Investment Options.

Charge	When Charge is Deducted	Current Amount Deducted		Maximum Amount Deducted

Surrender Charge[1]	When you surrender your Policy within 7 years of the Policy Date	Policy Years Since Initial Premium Payment	Surrender Charge Percentage	6% of the initial premium

		0	6.0%
		1	5.5%
		2	4.5%
		3	3.5%
		4	3.0%
		5	2.0%
		6	1.0%
		7 or more	0.0%

Partial Surrender Processing Fee	When you partially surrendered a portion of the Policy’s Account Value	The lesser of $25 or 2% of the amount partially surrendered		The lesser of $25 or 2% of the amount partially surrendered

Loan Interest Rate Charge	When a loan is taken and monthly thereafter until loan is repaid in full	6.0% for loans in Policy Years 0-1 4.0% for loans in Policy Years 2 and over		6.0% for loans in Policy Years 0-1 4.0% for loans in Policy Years 2 and over

Illustration Preparation Fee	When you request a personalized illustration	$0.00		$25

Transfer Fee	When you make a transfer	$0.00		$10

[1]	For a joint and last survivor Policy, the surrender charge may be lower if required by state non-forfeiture law.

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES	The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Portfolio fees and expenses.
Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted

Cost of Insurance[1]	On the Policy Date and monthly thereafter on the Monthly Anniversary Date until the Insured reaches Attained Age 100
		Single Life Policy: Annualized rate of 0.65% of the Account Value	Single Life Policy $83.33 per $1,000 of net amount at risk
		Joint and Last Survivor Policy: Annualized rate of 0.35% of the Account Value	Joint and Last Survivor Policy $83.33 per $1,000 of net amount at risk
Charge during 1st Policy year for a 45 year old male in the Standard Risk Class		0.65% Account Value	$4.55 per $1,000 of net amount at risk

Administrative Expense Charge	On the Policy Date and monthly thereafter on the Monthly Anniversary Date
Minimum Charge		$8.00	$8.00

Maximum Charge		0.40% (annualized rate based on the portion of assets in the Separate Account attributable to each premium payment)	0.40% (annualized rate based on the portion of assets in the Separate Account attributable to each premium payment)

Mortality and Expense Risk Fees	On the Policy Date and monthly thereafter on the Monthly Anniversary Date
		Annualized rate of 0.70% of unloaned assets in the Subaccounts for the first 10 Policy years	Annualized rate of 0.70% of unloaned assets in the Subaccounts for the first 10 Policy years
		Annualized rate of 0.35% of unloaned assets in the Subaccounts after the 10th Policy year	Annualized rate of 0.35% of unloaned assets in the Subaccounts after the 10th Policy year

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted

Premium Tax Recovery Charge	On the Policy Date and monthly thereafter on the Monthly Anniversary Date for 10 years after each premium payment	0.20% (annualized rate based on the portion of assets in the Separate Account attributable to each premium payment)	0.20% (annualized rate based on the portion of assets in the Separate Account attributable to each premium payment)

Distribution Expense Charge	On the Policy Date and monthly thereafter on the Monthly Anniversary Date for 10 years after each premium payment	0.30% (annualized rate based on the portion of assets in the Separate Account attributable to each premium payment)	0.30% (annualized rate based on the portion of assets in the Separate Account attributable to each premium payment)

[1]	We will not impose this charge once the Insured, under a single life Policy, or the younger Insured, under a joint and last survivor Policy, reaches Attained Age 100. The maximum rates vary by the Insured’s gender, issue Age, risk class and by the year of coverage. Rates may be increased for Policies issued in an increased rating class. The rates shown may not be representative of the charge that a particular Owner may pay. If you would like information on the cost of insurance charge rates for your particular situation, please call us at (800) 352-9910 or your financial representative.

PERIODIC CHARGES FOR OPTIONAL RIDERS	The next table describes the charges that you will pay periodically for the riders that are available to the Policy.
Charges for Riders Available to Both Single Life and Joint and Last Survivor Policies	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted

Accelerated Benefit Rider Charge	At time of election	$250.00	$250.00

Continuation of Coverage Rider Charge	N/A	$0.00	$0.00

TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES

The next item shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Policy. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

Total Annual Portfolio Operating Expenses[1]	Minimum		Maximum

(expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	____	%	____	%

*	Expenses are shown as a percentage of Portfolio average daily net assets (before any waiver or reimbursement) as of December 31, 2002

The next table shows the minimum and maximum total annual operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Policy. These are expenses that are deducted from Portfolio assets, which may include management fees, distribution and/or service (12b-1) fees, and other expenses. More detail concerning each Portfolio’s fees and expenses appears in the prospectus for each Portfolio.

Annual Portfolio Expenses[1]	Minimum		Maximum

Total Annual Portfolio Operating Expenses (before fee waivers or reimbursements)%			%
Total Annual Portfolio Operating Expenses (after fee waivers and reimbursements)%		[2]	%	[3]

[1]	Expenses are shown as a percentage of Portfolio average daily net assets as of December 31, 2002. The advisers and/or other service providers of certain Portfolios have agreed to waive their fees and/or reimburse the Portfolios’ expenses in order to keep the Portfolios’ expenses below specified limits. In some cases, these expense limitations are contractual. In other cases, these expense limitations are voluntary and may be terminated at any time. Please see the prospectus for each Portfolio for information regarding these expense limitations. The range of expenses in the first row above does not show the effect of any fee waiver or expense reimbursement arrangements. The range of expenses in the second row above shows the effect of fee waiver and expense reimbursement arrangements.
[2]	This expense reflects a contractual fee waiver/expense reimbursement through _____ date.
[3]	This expense reflects a contractual fee waiver/expense reimbursement through _____ date.

Information regarding fee waivers and expense reimbursements, if any, to be provided by Amendment.

The Company

We are a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871. We principally offer life insurance and annuity contracts. We do business in 49 states and the District of Columbia. Our principal offices are located at 6610 West Broad Street, Richmond, Virginia 23230. We are obligated to pay all amounts promised under the Policy.

We are a charter member of the Insurance Marketplace Standards Association (“IMSA”). We may use the IMSA membership logo and language in our advertisements, as outlined in IMSA’s Marketing and Graphics Guidelines. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

The Separate Account

We established the Separate Account as a separate investment account on February 10, 1987. The Separate Account has Subaccounts available under the Policy. Each Subaccount invests exclusively in shares representing an interest in a separate corresponding Portfolio of one of the Funds described in “The Portfolios” provision.

The assets of the Separate Account belong to us. However, we may not charge the assets in the Separate Account attributable to the Policies with liabilities arising out of any other business we conduct. If the Separate Account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our General Account. Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against the Separate Account without regard to the income, gains or losses arising out of any other business we conduct.

CHANGES TO THE SEPARATE ACCOUNT

The Separate Account may include other Subaccounts that are not available under this Policy. We may substitute another Subaccount or insurance company separate account under the Policy if, in our judgment, investment in a Subaccount should no longer be possible or becomes inappropriate for the purposes of the Policies, or if investment in another Subaccount or insurance company separate account is in the best interest of Owners. The new Subaccounts may be limited to certain classes of Policies, and the new Subaccounts may have higher fees and charges than the Subaccounts they replaced. No substitution may take place without prior notice to Owners and prior approval of the Securities and Exchange Commission (“SEC”) and insurance regulatory authorities, to the extent required by the Investment Company Act of 1940 (the “1940 Act”) and applicable law.

We may also, where permitted by law:

•	create new separate accounts;

•	combine separate accounts, including combining the Separate Account with another separate account established by the Company;

•	transfer assets of the Separate Account, which we determine to be associated with the class of Policies to which this Policy belongs, to another separate account;

•	add new Subaccounts to or remove Subaccounts from the Separate Account, or combine Subaccounts;

•	make the Subaccounts available under other policies we issue;

•	add new Portfolios or remove existing Portfolios;

•	substitute new Portfolios for any existing Portfolio which we determine is no longer appropriate in light of the purposes of the Separate Account;

•	deregister the Separate Account under the 1940 Act; and

•	operate the Separate Account under the direction of a committee or in another form.

The Portfolios

You decide the Subaccounts to which you direct premiums. You may change your premium allocation without penalty or charges.

Each Fund is registered with the SEC as an open-end management investment company under the 1940 Act. The assets of each Portfolio are separate from other Portfolios of a Fund and each Portfolio has separate investment objectives and policies.

We summarize the investment objectives of each Portfolio below. There is no assurance that any of the Portfolios will meet these objectives. Before choosing a Subaccount to allocate your premiums and assets, carefully read the prospectus for each Portfolio, along with this prospectus.

You may obtain a free copy of the prospectus for each Portfolio by calling us at (800) 352-9910 or by visiting our website at www.gefinancialservice.com, or through your financial representative.

The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other mutual funds or portfolios that may be managed by the same investment adviser or manager. The investment results of the Portfolios, however, may be higher or lower than the results of such other mutual funds or portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment result of any other mutual funds or portfolios, even if the other mutual funds or portfolios have the same investment adviser or manager, or if the other mutual funds or portfolios have a similar name.

THE SUBACCOUNTS	You may invest in up to 10 Subaccounts plus the Guarantee Account at any one time. Each Subaccount invests in one of the Portfolios described below.

	Subaccount Investing In	Investment Objective	Adviser (and Sub-Adviser(s), as applicable)

AIM VARIABLE INSURANCE FUNDS	AIM V.I. Capital Appreciation Fund —Series I Shares	Seeks growth of capital.	A I M Advisors, Inc.

	AIM V.I. Growth Fund — Series I Shares	Seeks growth of capital.	A I M Advisors, Inc.

	AIM V.I. Premier Equity Fund —Series I Shares (formerly, AIM V.I. Value Fund)	Seeks to achieve long-term growth of capital. Income is a secondary objective.	A I M Advisors, Inc.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.	Growth and Income Portfolio — Class B	Seeks reasonable current income and reasonable opportunity for appreciation.	Alliance Capital Management, L.P.

	Premier Growth Portfolio — Class B	Seeks growth of capital.	Alliance Capital Management, L.P.

	Subaccount Investing In	Investment Objective	Adviser (and Sub- Adviser(s), as applicable)

	Quasar Portfolio — Class B	Seeks growth of capital.	Alliance Capital Management, L.P.

DREYFUS	Dreyfus Investment Portfolios — Emerging Markets Portfolio —Initial Shares	A non-diversified[1] portfolio that seeks long-term capital growth.	The Dreyfus Corporation

	The Dreyfus Socially Responsible Growth Fund, Inc. — Initial Shares	Seeks to provide capital growth, with current income as a secondary goal.	The Dreyfus Corporation (sub-adviser, NCM Management Group, Inc.)

FEDERATED INSURANCE SERIES	Federated High Income Bond Fund II — Service Shares	Seeks high current income.	Federated Investment Management Company

	Federated International Small Company Fund II	Seeks long-term growth of capital.	Federated Global Investment Management Corp.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND (“VIP”)	VIP Equity-Income Portfolio —Service Class 2	Seeks reasonable income and will consider the potential for capital appreciation.	Fidelity Management & Research Company; (subadvised by FMR Co., Inc.)

	VIP Growth Portfolio — Service Class 2	Seeks capital appreciation.	Fidelity Management & Research Company; (subadvised by FMR Co., Inc.)

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II (“VIP II”)	VIP II Contrafund® Portfolio — Service Class 2	Seeks long-term capital appreciation.	Fidelity Management & Research Company (subadvised by Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited; FMR Co., Inc.)

FIDELITY VARIABLE INSURANCE PRODUCTS FUND III (“VIP III”)	VIP III Growth & Income Portfolio — Service Class 2	Seeks high total return.	Fidelity Management & Research Company (subadvised by Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited; FMR Co., Inc.)

	VIP III Mid Cap Portfolio — Service Class 2	Seeks long-term growth of capital.	Fidelity Management & Research Company (subadvised by Fidelity Management & Research (U.K.), Inc. and Fidelity Management & Research Far East Inc.)

[1]	A non-diversified portfolio is a portfolio that may hold a larger position in a smaller number of securities than a diversified portfolio. This means that a single security’s increase or decrease in value may have a greater impact on the return and net asset value of a non-diversified portfolio than a diversified portfolio.

	Subaccount Investing In	Investment Objective	Adviser (and Sub-Adviser(s), as applicable)

GE INVESTMENTS FUNDS, INC.	Income Fund	Seeks maximum income.	GE Asset Management Incorporated

	Mid-Cap Value Equity Fund	Seeks long-term growth of capital and future income.	GE Asset Management Incorporated

	Money Market Fund	Seeks a high level of current income.	GE Asset Management Incorporated

	Premier Growth Equity Fund	Seeks long-term growth of capital and future income.	GE Asset Management Incorporated

	S&P 500® Index Fund[2]	Seeks growth of capital and accumulation of income.	GE Asset Management Incorporated (subadvised by SSgA Funds Management, Inc.)

	Small-Cap Value Equity Fund	Seeks long-term growth of capital.	GE Asset Management Incorporated (subadvised by Palisade Capital Management, L.L.C.)

	U.S. Equity Fund	Seeks long-term growth of capital and future income.	GE Asset Management Incorporated

	Value Equity Fund	Seeks long-term growth of capital.	GE Asset Management Incorporated

JANUS ASPEN SERIES	Aggressive Growth Portfolio — Service Shares	A non-diversified[1] portfolio that seeks long-term growth of capital.	Janus Capital Management LLC

	Balanced Portfolio — Service Shares	Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Capital Management LLC

	Capital Appreciation Portfolio — Service Shares	A non-diversified[1] portfolio that seeks long-term growth of capital.	Janus Capital Management LLC

	Global Life Sciences Portfolio — Service Shares	A non-diversified[1] portfolio that seeks long-term growth of capital.	Janus Capital Management LLC

	Global Technology Portfolio — Service Shares	A non-diversified[1] portfolio that seeks long-term growth of capital.	Janus Capital Management LLC

	Growth Portfolio — Service Shares	Seeks long-term growth of capital in a manner consistent with the preservation of capital.	Janus Capital Management LLC

	International Growth Portfolio — Service Shares	Seeks long-term growth of capital.	Janus Capital Management LLC

	Worldwide Growth Portfolio — Service Shares	Seeks long-term growth of capital in a manner consistent with the preservation of capital.	Janus Capital Management LLC

[1]	A non-diversified portfolio is a portfolio that may hold a larger position in a smaller number of securities than a diversified portfolio. This means that a single security’s increase or decrease in value may have a greater impact on the return and net asset value of a non-diversified portfolio than a diversified portfolio.

[2]	“Standard & Poor’s,” “S&P,” and “S&P 500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by GE Asset Management Incorporated. The S&P 500® Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation or warranty, express or implied, regarding the advisability of investing in this Portfolio or the Policy.

	Subaccount Investing In	Investment Objective	Adviser (and Sub-Adviser(s), as applicable)

MFS® VARIABLE INSURANCE TRUST	MFS® Investors Growth Stock Series — Service Class Shares	Seeks long-term growth of capital and future income rather than current income.	Massachusetts Financial Services Company (“MFS®”)

	MFS® Investors Trust Series — Service Class Shares	Seeks long-term growth of capital and secondarily reasonable current income.	Massachusetts Financial Services Company (“MFS®”)

	MFS® New Discovery Series — Service Class Shares	Seeks capital appreciation.	Massachusetts Financial Services Company (“MFS®”)

	MFS® Utilities Series — Service Class Shares	Seeks capital growth and current income.	Massachusetts Financial Services Company (“MFS®”)

OPPENHEIMER VARIABLE ACCOUNT FUNDS	Oppenheimer Global Securities Fund/VA — Service Shares	Seeks long-term capital appreciation.	OppenheimerFunds, Inc.

	Oppenheimer Main Street Growth & Income Fund/VA — Service Shares	Seeks high total return.	OppenheimerFunds, Inc.

PIMCO VARIABLE INSURANCE TRUST	Foreign Bond Portfolio — Administrative Class Shares	A non-diversified[1] portfolio that seeks to maximize total return.	Pacific Investment Management Company LLC

	High Yield Portfolio — Administrative Class Shares (formerly, High Yield Bond Portfolio)	Seeks to maximize total return.	Pacific Investment Management Company LLC

	Long-Term U.S. Government Portfolio — Administrative Class Shares (formerly, Long-Term U.S. Government Bond Portfolio)	Seeks to maximize total return.	Pacific Investment Management Company LLC

	Total Return Portfolio — Administrative Class Shares (formerly, Total Return Bond Portfolio)	Seeks to maximize total return.	Pacific Investment Management Company LLC

RYDEX VARIABLE TRUST	OTC Fund[3]

A non-diversified[1] portfolio that seeks to provide investment results that correspond to a benchmark for over-the-counter securities by investing primarily in securities of companies included in NASDAQ 100 Index™.

Rydex Global Advisors

VAN KAMPEN LIFE INVESTMENT TRUST	Comstock Portfolio — Class II Shares	Seeks capital growth and income.	Van Kampen Asset Management Inc.

	Emerging Growth Portfolio — Class II Shares	Seeks capital appreciation.	Van Kampen Asset Management Inc.

[1]	A non-diversified portfolio is a portfolio that may hold a larger position in a smaller number of securities than a diversified portfolio. This means that a single security’s increase or decrease in value may have a greater impact on the return and net asset value of a non-diversified portfolio than a diversified portfolio.

[3]	The NASDAQ 100 Index™ is an unmanaged index that is a widely recognized indicator of OTC Market performance.

Not all of these Portfolios may be available in all states or in all markets.

Shares of the Portfolios are not sold directly to the general public. They are sold to us, and they may also be sold to other insurance companies that issue variable annuity and variable life insurance policies. In addition, they may be sold to retirement plans.

When a Fund sells shares in any of its Portfolios both to variable annuity and to variable life insurance separate accounts, it engages in mixed funding. When a Fund sells shares in any of its Portfolios to separate accounts of unaffiliated life insurance companies, it engages in shared funding.

Each Fund may engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interests of various shareholders participating in a Fund could conflict. A Fund’s Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. See the prospectuses for the Portfolios for additional information.

We have entered into agreements with either the investment adviser or distributor of each of the Portfolios and/or Funds under which the adviser or distributor pays us a fee ordinarily based upon an annual average percentage of the average aggregate net amount we have invested on behalf of the Separate Account and other separate accounts. The Statement of Additional Information (“SAI”) contains more information about these agreements.

VOTING RIGHTS

As required by law, we will vote shares of the Portfolios held in the Subaccount attributable to you at special shareholder meetings based on instructions from you. However, if the law changes and we are permitted to vote in our own right, we may elect to do so.

We will determine the number of votes you have the right to cast by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, we will recognize fractional shares.

We will vote Portfolio shares for which no timely instructions are received in the same proportion to those that are received.

Whenever a Fund calls a shareholder meeting, Owners with voting interests in a Portfolio will be notified of issues requiring the shareholders’ vote as soon as possible before the shareholder meeting. Each person having a voting interest in the Portfolio will receive proxy voting materials, reports, other materials, and a form with which to give us voting instructions.

The Guarantee Account

Amounts in the Guarantee Account are held in, and are part of, our General Account. The General Account consists of our assets other than those allocated to the Separate Account described in this prospectus and our other separate accounts. Subject to statutory authority, we have sole discretion over the investment of assets of the General Account. The assets of the General Account are chargeable with liabilities arising out of any business we may conduct.

Due to certain exemptive and exclusionary provisions of the Federal securities laws, we have not registered interests in the Guarantee Account under the Securities Act of 1933 (the “1933 Act”), and we have not registered either the Guarantee Account or our General Account as an investment company under the 1940 Act. Accordingly, neither the interests in the Guarantee Account nor our General Account are generally subject to regulation under the 1933 Act and the 1940 Act. Disclosures relating to the interests in the Guarantee Account and the General Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy of statements made in a registration statement. The Guarantee Account may not be available in all states or markets.

You may allocate some or all of your premium payments and transfer some or all of your assets to the Guarantee Account. We credit the portion of the assets allocated to the Guarantee Account with interest (as described below). Assets in the Guarantee Account are subject to some, but not all, of the charges we assess in connection with the Policy. See the “Charges and Deductions” provision in this prospectus.

Each time you allocate premium payments or transfer assets to the Guarantee Account, we establish an interest rate guarantee period. For each interest rate guarantee period, we guarantee an interest rate for a year. At the end of an interest rate guarantee period, a new interest rate will become effective, and a new interest rate guarantee period will commence with respect to that portion of the assets in the Guarantee Account represented by that particular allocation.

The initial interest rate guarantee period for any allocation will be one year or longer. Subsequent interest rate guarantee periods will each be at least one year. We may credit additional rates of interest for specified periods from time to time. We determine the interest rates in our sole discretion. Amounts you allocate to the Guarantee Account will not share in the investment performance of our General Account. We cannot predict or guarantee the level of interest rates in future guarantee periods. If you allocate to the Guarantee Account, such assets will earn interest monthly at an annual effective rate of at least 4%.

We will notify Owners in writing at least 10 days prior to the expiration date of any interest rate guarantee period about the then currently available interest rate guarantee periods and the guaranteed interest rates applicable to such interest rate guarantee periods. A new interest rate guarantee period will commence automatically unless we receive written notice prior to the end of the 30 day period following the expiration of the interest rate guarantee period (“30 day window”) of your election of a different interest rate guarantee period from among those being offered by us at the time, or instructions to transfer all or a portion of the remaining amount to one or more Subaccounts subject to certain restrictions. (See the “Transfers” provision in this prospectus.) During the 30 day window, the allocation will accrue interest at the new interest rate guarantee period’s interest rate.

To the extent permitted by law we reserve the right at any time to offer interest rate guarantee periods that differ from those available when we first issued the Policy, and to credit additional interest on premium payments and assets allocated to the Guarantee Account participating in a Dollar Cost Averaging program. See the “Dollar Cost Averaging” provision of this prospectus. (Dollar Cost Averaging may not be available to all classes of Policies.) We also reserve the right, at any time, to stop accepting premium payments or transfers of assets to a particular interest rate guarantee period. Since the specific interest rate guarantee periods available may change periodically, please contact us at (800) 352-9910 to determine the interest rate guarantee periods currently being offered.

Charges And Deductions

This section describes the charges and deductions we make under the Policy to compensate for the services and benefits we provide, costs and expenses we incur, and risks we assume. We may profit from any charges deducted, such as the mortality and expense risk charge. We may use any such profits for any purpose, including payment of distribution expenses.

MONTHLY DEDUCTION	We take a monthly deduction on the Policy Date and on each Monthly Anniversary Date. The monthly deduction for each Policy consists of:

•	the cost of insurance charge;

•	the mortality and expense risk charge;

•	the administrative expense charge;

•	the premium tax recovery charge; and

•	the distribution expense charge.

COST OF INSURANCE

The cost of insurance charge is a significant charge under your Policy because it is the primary charge for the Death Benefit we provide you. The guaranteed maximum cost of insurance charge depends on a number of factors (Age, gender, Policy duration, and risk class) that can cause the guaranteed charge under the Policy to vary from Policy to Policy and from Monthly Anniversary Date to Monthly Anniversary Date. We will determine the risk class (and therefore the rates) separate for the initial Specified Amount and for any increase in Specified Amount that requires evidence of insurability.

Currently, the cost of insurance charge is 0.0542% of your assets in each Subaccount and in the Guarantee Account if your Policy is a single life Policy, which is also equal to an annualized rate of 0.65%. Currently, the cost of insurance charge is 0.0292% of your assets in each Subaccount and in the Guarantee Account if your Policy is a joint and last survivor Policy, which is equal to an annualized rate of 0.35%.

The maximum guaranteed charges for the cost of insurance are based upon your net amount at risk on each Monthly Anniversary Date. The net amount at risk is affected by factors such as the amount and timing of premium payments, Subaccount investment performance, fees and charges assessed, partial surrenders, Policy loans, and changes to the face amount and to the Death Benefit option.

We calculate your guaranteed maximum cost of insurance charge (when calculating any amount other than the current cost of insurance charge amount) for a particular Policy

Month by multiplying your net amount at risk by the applicable cost of insurance rate. The SAI contains more information about how we calculate the cost of insurance charge.

The guaranteed maximum cost of insurance rate for an Insured is based on his or her Age, gender, Policy duration and applicable risk. We currently place Insureds in a male or female or unisex risk class (where appropriate and under applicable law) when we issue the Policy, based on our underwriting.

The original risk class applies to the initial Specified Amount. If an increase in Specified Amount is approved, a different risk class may apply to the increase, based on an Insured’s circumstances at the time of the increase.

We may vary the cost of the insurance rates from time to time at our sole discretion, but we guarantee that the rates we charge will never exceed the maximum rates shown in your Policy. These rates are based on the Commissioners’ 1980 Standard Ordinary Mortality Tables. The maximum cost of insurance rates are based on the Insured’s Age next birthday at the start of the Policy year. Modifications to cost of insurance rates are made for risk classes other than standard. The rates we currently charge are, at most ages, lower than the maximum permitted under the Policies and depend on our expectation of future experience with respect to mortality, interest, expenses, persistency and taxes. A change in rates will apply to all persons of the same Age, gender (where applicable) and risk class and whose Policies have been in effect for the same length of time.

We will deduct the cost of insurance charge from the Subaccounts and the Guarantee Account based on your written instructions. If you do not provide us with written instructions, or if the amount of assets in any Subaccount and/or Guarantee Account you specified is inadequate to pay the required charges, we will deduct the cost of insurance charge on a pro rata basis from your assets in the Investment Options. The monthly deduction for the cost of insurance charge will end on the Policy Anniversary

Date on which the Insured under a single life Policy or the younger Insured under a joint and last survivor Policy reaches Attained Age 100.

MORTALITY AND EXPENSE RISK CHARGE

We currently deduct monthly a mortality and expense risk charge at an effective annual rate of 0.70% of the unloaned assets in the Subaccounts for the first 10 Policy Years. A mortality and expense risk charge is deducted monthly at an effective annual rate of 0.35% of the unloaned assets in the Subaccounts after the first 10 Policy Years. This charge is not deducted from any assets you have allocated to the Guarantee Account. We will not increase this charge for the duration of your Policy.

We will deduct the monthly deduction from the Subaccounts based on your written instructions. If you do not provide us with written instructions, or if the assets in the Subaccounts you specified are inadequate to pay the required charges, we will deduct the monthly deduction on a pro rata basis from your assets in the Subaccounts.

The mortality risk we assume is the risk that Insured(s) may live for a shorter period of time than estimated and, therefore, a greater amount of Death Benefit Proceeds than expected will be payable. The expense risk we assume is that expenses incurred in issuing and administering the Policies will be greater than estimated and, therefore, will exceed the expense charge limits set by the Policies.

ADMINISTRATIVE EXPENSE CHARGE

We currently deduct monthly an administrative expense charge at an effective annual rate of 0.40% of the unloaned assets in the Subaccounts and the Guarantee Account. The minimum monthly deduction for the administrative expense charge is $8.00.

We will deduct the monthly deduction from the Subaccounts based on your written instructions. If you do not provide us with written instructions, or if the assets in the Subaccounts you specified are inadequate to pay the required charges, we will deduct the monthly deduction on a pro rata basis from your assets in the Subaccounts.

We assess this charge to compensate us for the expenses related to the issuance and maintenance of the Policies. The risk we assume is that the cost to issue and maintain the Policies will be greater than estimated and therefore, will exceed the administrative expense charge limits set by the Policies.

SURRENDER CHARGE

If you fully surrender your Policy within 7 years of the initial premium payment, we will deduct a surrender charge. This surrender charge is also sometimes called a “deferred sales load.” The charge compensates us for expenses incurred in issuing the Policy and face amount increases and for the recovery of acquisition costs.

The total surrender charge will equal a percentage of the initial premium payment you made under the Policy. For purposes of this charge, we deem the initial premium payment to be made on the Policy Date; therefore, one year elapses on each Policy Anniversary. We show the schedule of surrender charge percentages below:

Policy Years Since Initial Premium Payment	Surrender Charge Percentage

0	6.0%
1	5.5%
2	4.5%
3	3.5%
4	3.0%
5	2.0%
6	1.0%
7 or more	0.0%

For a joint and last survivor Policy, the surrender charge may be lower if required by state non-forfeiture law.

We will deduct this surrender charge, along with any outstanding Policy Debt, from your Account Value to determine the amount payable upon surrender.

We do not assess surrender charges based on additional premium payments you make under the Policy. We also do not assess a surrender charge on partial surrenders, but do assess a processing fee.

PARTIAL SURRENDER PROCESSING FEE

We assess a processing fee for partial surrenders equaling the lesser of $25 or 2% of the partial surrender. This amount may be taken from the amount of the partial surrender or from any remaining Account Value if there are enough assets remaining in your Account Value. If taken from your remaining Account Value, we will deduct the partial surrender processing fee from the Subaccounts and the Guarantee Account based on your written instructions. If you do not provide us with written instructions, or if the amount of assets in any Subaccount and/or Guarantee Account you specified is inadequate to pay the required charges, we will deduct the partial surrender processing fee on a pro rata basis from your assets in the Investment Options. We will not permit a partial surrender that would reduce your Account Value below $25,000 at the time of the partial surrender.

OTHER CHARGES

Upon written request, we will provide a projection of illustrative future life insurance and Account Value proceeds. We reserve the right to charge a maximum fee of $25 for the cost of preparing the illustration.

There are deductions from and expenses paid out of the assets of each Portfolio that are more fully described in each Portfolio's prospectus.

In addition, we reserve the right to impose a transfer charge of $10 for each transfer. We currently do not asses a transfer charge.

REDUCTION OF CHARGES FOR GROUP SALES

We may reduce charges and/or deductions for sales of the Policies to a trustee, employer or similar entity representing a group or to members of the group where such sales result in savings of sales or administrative expenses. The SAI contains additional information about these reductions including the bases upon which they will be given.

The Policy

The Policy is a flexible premium variable life insurance policy. We may issue the Policy either on the life of a single Insured or the lives of two Insureds on a joint and last survivor basis. We describe your rights and benefits below and in the Policy. There may be differences in your Policy because of requirements of the state where we issued your Policy. We will include any such differences in your Policy.

APPLYING FOR A POLICY

To purchase a Policy, you must complete an application and you or your financial representative must submit it to us at our Home Office. You also must pay an initial premium of a sufficient amount. See the “Premiums” provision of this prospectus. The minimum initial premium is $25,000. You can submit your initial premium with your application or at a later date. If you submit your initial premium with your application, please remember that we will place your premium in a non-interest bearing account for a certain amount of time. See the “Allocating Premiums” provision of this prospectus. Coverage generally becomes effective as of the Policy Date.

Generally, we will issue a Policy covering an Insured up to Age 90 and on a joint and last survivor basis covering Insureds from Age 20 up to Age 90 if evidence of insurability satisfies our underwriting requirements. Required evidence of insurability may include, among other things, a medical examination of the Insured. We may, in our sole discretion, issue a Policy covering an Insured over age 90. We may reject an application for any lawful reason and in a manner that does not unfairly discriminate against similarly situated purchasers.

If we do not receive the full premium with your application, the insurance will become effective on the date we receive your premium and we deliver your Policy. All persons proposed for insurance must be insurable on the Policy Date.

If premium is accepted with the application, the Temporary Insurance Application and Agreement must be completed, signed, and returned to us with the application and you should keep a copy. The Temporary Insurance Application and Agreement guidelines limit availability of temporary insurance to proposed insured(s) between the ages of 15 days and 70 years and who answer “No” to all questions on the Temporary Insurance Application and Agreement.

Temporary insurance begins on the date the Temporary Insurance Application and Agreement is signed. The coverage will automatically end and the entire amount remitted with the application will be returned without interest to or for the benefit of you on the earliest of the following dates:

(1)	the date you withdraw the application;

(2)	45 days after the date of the Temporary Insurance Agreement if we have not received a properly completed and signed Application—Part II-Medical History and all medical examinations and tests required by us as set forth in our Initial Submission Guidelines;

(3)	the date we send notice to you at the address shown in the Application that we have declined to issue the Policy; and

(4)	90 days after the date of the Temporary Insurance Agreement.

Temporary Insurance will also end on the date when insurance takes effect under the Policy, at which point the amount remitted will be applied to the Policy.

OWNER

You have rights in the Policy during the Insured’s lifetime under a single life Policy and during the lifetimes of both Insureds under a joint and last survivor Policy. If you die before an Insured and there is no contingent Owner, ownership will pass to your estate.

We will treat joint Owners as having equal undivided interests in the Policy. All Owners must together exercise any ownership rights in the Policy. If the last surviving joint Owner dies before the Insured under a single life Policy or the last surviving Insured under a joint and last survivor Policy and there is no contingent Owner, ownership will pass to your estate.

BENEFICIARY

You designate the primary Beneficiary(ies) and contingent Beneficiary(ies) when you apply for the Policy. You may name one or more primary Beneficiary(ies) or contingent Beneficiary(ies). We will pay the proceeds to the surviving primary Beneficiary(ies), if any (or surviving contingent Beneficiary(ies) if there are no surviving primary Beneficiary(ies)), in equal shares, unless you request otherwise.

Unless an Optional Payment Plan is chosen, we will pay the Death Benefit Proceeds in a lump sum to the primary Beneficiary(ies). If the primary Beneficiary(ies) dies before the Insured under a single life Policy or the last surviving Insured under a joint and last survivor Policy, we will pay the Death Benefit Proceeds to the contingent Beneficiary(ies). If there is no surviving Beneficiary(ies) we will pay the Death Benefit Proceeds to you or your estate.

CHANGING THE OWNER OR BENEFICIARY

During an Insured’s life, you may change the Owner. You may change the Beneficiary(ies) during an Insured’s life (unless a Beneficiary was designated as an irrevocable Beneficiary). To make this change, please write our Home Office. The request and the change must be in a form satisfactory to us and we must actually receive the request. The change will take effect as of the date you signed the request.

CANCELING A POLICY

You may cancel your Policy during the “free-look period” by returning it to us at our Home Office. The free-look period expires 10 days after you receive the Policy or longer if required by state law. If you decide to cancel the Policy during the free-look period, we will treat the Policy as if it has never been issued. Within 7 calendar days after we receive the returned Policy, we will refund an amount equal to the sum of all premiums paid for the Policy or other amounts as required under state law.

Premiums

GENERAL

The premium amounts sufficient to fund a Policy depend on a number of factors such as the Age, gender (where applicable), and risk class of a proposed Insured, the desired Specified Amount, any supplemental benefits, investment performance of the Subaccounts and interest credited under the Guarantee Account. The minimum initial premium is $25,000. See the “Fee Tables” for additional information on fees and charges associated with this Policy. Subsequent premiums are accepted on a limited basis and must be at least $1,000. We will usually credit your initial premium payment to the Policy on the later of the date we approve your application and the date we receive your payment. We will credit any subsequent premium payment to your Policy on the Valuation Day we receive the payment at our Home Office. After you pay the initial premium, you may make unscheduled premium payments under limited circumstances. If you have any outstanding Policy Debt at the time an unscheduled premium payment is received, your unscheduled premium payment will be applied first to your Policy Debt.

You may make additional premium payments under this Policy under certain circumstances as long as there is no outstanding Policy Debt. You may make additional premium payments to this Policy:

•	when increasing the Specified Amount;

•	to prevent termination under the Policy; and

•	at your discretion provided the total of all premiums does not exceed the limitation shown on your Policy Data pages.

The SAI contains additional information with regard to the circumstances in which subsequent premium payments may be made.

It is anticipated that most Policies issued will be Modified Endowment Contracts. A Modified Endowment Contract is a life insurance policy that fails the “7-Pay” premium requirement established by the Technical and Miscellaneous Revenue Act of 1988 (“TAMRA”).

When you apply for the Policy, the total premium must equal the Guideline Single Premium Test determined by the Code for the Policy’s Specified Amount. The relationship between the Guideline Single Premium Test and the Specified Amount depends on the Age, gender (where applicable), and risk class of the Insured. The SAI contains additional information about the Guideline Single Premium Test and determining the Specified Amount.

TAX-FREE EXCHANGES (1035 EXCHANGES)

We will accept money from another policy as part of your initial premium, if that policy qualifies for a tax-free exchange under Section 1035 of the Code. If you contemplate such an exchange, you should consult a tax adviser to learn the potential tax effects of such a transaction. We will accept 1035 exchanges even if there is an outstanding loan on the other policy, so long as the outstanding loan is no more than 50% of the rollover premium. We may allow higher loan percentages. Replacing your existing coverage with this Policy may not be to your advantage.

If the policy you exchange is not a Modified Endowment Contract, the Policy we issue in exchange will not be a Modified Endowment Contract, unless in some circumstances, you pay additional premiums. If the policy you exchange is a Modified Endowment Contract, the Policy we issue in exchange will also be a Modified Endowment Contract.

ALLOCATING PREMIUMS

When you apply for a Policy, you specify the percentage of your premium we allocate to each Subaccount and/or the Guarantee Account. You may only direct your premium and assets to not more than 10 Subaccounts plus the Guarantee Account at any given time. You can change the allocation percentages at any time (subject to certain limitations) by writing or calling our Home Office. The change will apply to all premiums we receive with or after we receive your instructions. Each premium allocation percentage must be a whole number totaling 100%.

Until we approve your application, receive all necessary forms including any subsequent amendments to the application, and receive the entire initial premium, we will place any premiums you pay into a non-interest bearing account. We will then allocate your premium to the Subaccounts and the Guarantee Account based on the allocation percentages you specified in your application.

How Your Account Value Varies

ACCOUNT VALUE

Your Account Value is the entire amount we hold under your Policy for you. The Account Value serves as a starting point for calculating certain values under a Policy. It is the sum of the total amount under the Policy in each Subaccount, the Guarantee Account, and any amount held in the General Account to secure Policy Debt. See Loans. We determine Account Value first on your Policy Date (or on the date we receive your initial premium payment, if later) and thereafter on each Valuation Day. We will not value Subaccount assets on days on which the New York Stock Exchange is closed for trading. Your Account Value will vary to reflect the performance of the Subaccounts and the interest we credited under the Guarantee Account to which you have allocated assets, and also will vary to reflect Policy Debt, charges for the monthly deduction, transfers, partial surrenders, and Policy Debt repayments. Your Account Value may be more or less than the premiums you paid and you bear the investment risk with respect to the amounts allocated to the Subaccounts.

SURRENDER VALUE	The Surrender Value on a Valuation Day is the Account Value reduced by:

(1)	any surrender charge that we would deduct if you surrendered the Policy that day; and

(2)	any Policy Debt.

SUBACCOUNT VALUES

On any Valuation Day, the value of a Subaccount equals the number of units we credit to the Policy multiplied by the unit value for that day. When you make allocations to a Subaccount, either by premium allocation, transfer of assets, transfer of Policy Debt, transfer of loan interest from the General Account, or repayment of a Policy loan, we credit your Policy with units in that Subaccount. We determine the number of units by dividing the amount allocated, transferred or repaid to the Subaccount by the unit value for the Valuation Day when we effect the allocation, transfer or repayment. Amounts allocated to a Subaccount are credited to your Policy on the basis of the Subaccount unit value next determined after our receipt of your premium, transfer instruction, or loan repayment (as the case may be).

Transfers

GENERAL

You may transfer all or a portion of your assets between and among the Subaccounts of the Separate Account and the Guarantee Account on any Valuation Day, subject to certain restrictions. You may not, however, transfer assets in the Guarantee Account from one interest rate guarantee period to another interest rate guarantee period. We process transfers among the Subaccounts and between the Subaccounts and the Guarantee Account as of the end of the Valuation Period that we receive the transfer request in good order at our Home Office. There may be limitations placed on multiple requests made at different times during the same Valuation Period involving the same Subaccounts and/or the Guarantee Account. We may postpone transfers to, from or among the Subaccounts and/or the Guarantee Account under certain circumstances.

TRANSFERS FROM THE GUARANTEE ACCOUNT TO THE SUBACCOUNTS

We may limit and/or restrict transfers from the Guarantee Account to the Subaccounts. The limited amount will not be less than any accrued interest on an allocation to the Guarantee Account plus 25% of the original amount of that allocation. Unless you are participating in a Dollar Cost Averaging program (see the “Dollar Cost Averaging” provision), you may make such transfers only during the 30 day period beginning with the end of the preceding interest rate guarantee period applicable to that particular allocation.

TRANSFERS FROM THE SUBACCOUNTS TO THE GUARANTEE ACCOUNT

We may also restrict certain transfers from the Subaccounts to the Guarantee Account. We reserve the right to prohibit or limit transfers from a Subaccount to the Guarantee Account during the six-month period following the transfer of any amount from the Guarantee Account to any Subaccount.

TRANSFERS AMONG THE SUBACCOUNTS

You may submit 12 Subaccount transfers each calendar year by U.S. Mail, voice response, telephone or facsimile. Once such 12 Subaccount transfers have been executed, a letter will be sent to you notifying you that you may submit additional transfers only in writing by U.S. Mail. Transfer requests sent by same day mail, courier service, telephone or facsimile will not be accepted. The restrictions listed above do not apply to any transfers made among the Subaccounts pursuant to a Dollar Cost Averaging program or Portfolio Rebalancing program.

Currently, we do not charge for transfers. However, we reserve the right to assess a charge of up to $10 per transfer. The minimum transfer amount is $100 or the entire balance in the Subaccount or interest rate guarantee period if the transfer will leave a balance of less than $100.

Sometimes, we may not honor your transfer request. We may not honor your transfer request if:

(1)	any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of the Portfolio in which the Subaccount invests;

(2)	the transfer is a result of more than one trade involving the same Subaccount within a 30 day period; or

(3)	the transfer would adversely affect Accumulation Unit values.

We also may not honor transfers made by third parties. (See the “Transfers by Third Parties” provision of this prospectus.)

If your transfer request is not processed, you will be sent a letter notifying you that your transfer request was not honored. If we do not honor your transfer request, we will not count that request as a transfer for purposes of the 12 transfers allowed each calendar year as described in the previous section. If you still wish to transfer assets to a specified Subaccount, you must contact our Home Office in accordance with the first paragraph of this section.

When thinking about a transfer of assets, you should consider the inherent risks involved. Frequent transfers based on short-term expectations may increase the risk that you will make a transfer at an inopportune time.

TELEPHONE TRANSACTIONS

You may make your first 12 transfers among the Subaccounts or between the Subaccounts and the Guarantee Account by calling our Home Office provided we receive written authorization from you at our Home Office to execute such transactions prior to your request. Transactions that can be conducted over the telephone include, but are not limited to:

(1)	the first 12 transfers of assets among the Subaccounts or between the Subaccounts and the Guarantee Account in any calendar year (this includes any changes in premium allocations when such changes include a transfer of assets);

(2)	Dollar Cost Averaging; and

(3)	Portfolio Rebalancing.

We will employ reasonable procedures to confirm that instructions we receive are genuine. Such procedures may include, among others:

(1)	requiring you or a third party to provide some form of personal identification before we act on the telephone instructions;

(2)	confirming the telephone transaction in writing to you or a third party you authorized; and/or

(3)	tape recording telephone instructions.

We reserve the right to limit or prohibit telephone transactions.

We may delay making a payment or processing a transfer request if:

(1)	the disposal or valuation of the Separate Account’s assets is not reasonably practicable because the New York Stock Exchange is closed;

(2)	on nationally recognized holidays, trading is restricted by the New York Stock Exchange;

(3)	an emergency exists making the disposal or valuation of securities held in the Separate Account impracticable; or

(4)	the SEC by order permits postponement of payment to protect our Owners.

Rules and regulations of the SEC will govern as to when the conditions described in (3) and (4) above exist. If we are closed on days when the New York Stock Exchange is open, Account Value may be affected since Owners will not have access to their account.

CONFIRMATION OF TRANSACTIONS

We will not be liable for following instructions that we reasonably determine to be genuine. We will send you a confirmation of any transfer we process. You are responsible for verifying transfer confirmations and notifying us of any errors within 30 days of receiving the confirmation statement.

TRANSFERS BY THIRD PARTIES

As a general rule and as a convenience to you, we allow you to give a third party the right to effect transfers on your behalf. However, when the same third party makes transfers for many Owners, the result can be simultaneous transfers involving large amounts of assets. Such transfers can disrupt the orderly management of the Portfolios underlying the Policy, can result in higher costs to Owners, and are generally not compatible with the long-range goals of Owners. We believe that such simultaneous transfers are not in the best interests of all shareholders of the Portfolios underlying the Policies, and the management of those Portfolios share this position.

Therefore, to the extent necessary to reduce the adverse effects of simultaneous transfers made by third parties who make transfers on behalf of multiple owners, we may not honor such transfers. Also, we will institute procedures to assure that the transfer requests that we receive have, in fact, been made by the Owners in whose names they are submitted. These procedures will not, however, prevent Owners from making their own transfer requests.

DOLLAR COST AVERAGING

The Dollar Cost Averaging permits you to systematically transfer on a monthly or quarterly basis a set dollar amount from the Subaccount investing in the GE Investments Funds, Inc. — Money Market Fund (the “Money Market Subaccount”) or the Guarantee Account to any combination of Subaccounts other than the Money Market Subaccount (as long as the total number of Subaccounts used does not exceed the maximum number allowed under the Policy). The Dollar Cost Averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high, but you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. Dollar Cost Averaging does not assure a profit or protect against a loss.

You may participate in the Dollar Cost Averaging program by completing a Dollar Cost Averaging agreement, or by calling our Home Office. To use the Dollar Cost Averaging program, you must transfer at least $100 from the Money Market Subaccount or the Guarantee Account to any Subaccount other than the Money Market Subaccount. If any transfer would leave less than $100 in the Investment Option from which transfers are being made, we will transfer the entire amount. Once elected, Dollar Cost Averaging remains in effect from the date we receive your request until the value of the Investment Option from which transfers are being made is depleted, or until you cancel the program by written request or by telephone if we have your telephone authorization on file. The Dollar Cost Averaging program will start 30 days after we receive your premium payment and instructions, unless you specify an earlier date. (See the “Allocating Premiums” provision for a description of when this occurs.)

There is no additional charge for Dollar Cost Averaging, and we do not consider a transfer under this program as a transfer for purposes of assessing a transfer charge (if assessed), or for calculating any limit on the maximum number of transfers we may impose for a calendar year. We reserve the right to discontinue or modify the Dollar Cost Averaging program at any time and for any reason.

PORTFOLIO REBALANCING

Once you allocate your premium among the Subaccounts, the performance of each Subaccount may cause your allocation to shift. You may instruct us to automatically rebalance on a quarterly, semi-annual or annual basis your assets to return to the percentages specified in your allocation instructions. You may elect to participate in the Portfolio Rebalancing program at any time by completing the Portfolio Rebalancing agreement. Your percentage allocations must be in whole percentages. Subsequent changes to your percentage allocations may be made at any time by writing or calling our Home Office. Once elected, Portfolio Rebalancing remains in effect from the date we receive your request until you instruct us to discontinue Portfolio Rebalancing.

There is no additional charge for using Portfolio Rebalancing, and we do not consider a transfer under this program a transfer for purposes of assessing a transfer charge, or for calculating any limit on maximum number of transfers we may impose for a calendar year. We reserve the right to discontinue or modify the Portfolio Rebalancing program at any time and for any reason. Portfolio Rebalancing does not guarantee a profit or protect against a loss. We also reserve the right to exclude certain Subaccounts from Portfolio Rebalancing. The Guarantee Account does not participate in Portfolio Rebalancing.

Death Benefits

As long as the Policy remains in force, we will pay the Death Benefit Proceeds upon receipt by our Home Office of satisfactory proof of the Insured's death (last surviving Insured for a joint and last survivor Policy). See the "Requesting Payments" provision of this prospectus. We will pay the Death Benefit Proceeds to the named Beneficiary(ies).

AMOUNT OF DEATH BENEFIT PAYABLE

The amount of death benefit payable equals:

• the Death Benefit Proceeds;

• minus any Policy Debt on that date; and

• minus the premium that would have been required to keep the Policy in force if the date of death occurred during a grace period.

If the Insured under a single life Policy, or the last surviving Insured under a joint and last survivor Policy, at his or her death is younger than Attained Age 100, the Death Benefit payable is the greater of the Specified Amount and the Account Value multiplied by the applicable corridor percentage.

If the Insured under a single life Policy, or the last surviving Insured under a joint and last survivor Policy, at his or her death is Attained Age 100 or older, the Death Benefit payable is the Account Value multiplied by the applicable corridor percentage.

Under certain circumstances, we may further adjust the amount of Death Benefit payable. See the “Incontestability,” the “Misstatement of Age or Gender” and the “Suicide” provisions of this prospectus.

CHANGING THE SPECIFIED AMOUNT

After a Policy has been in effect for one year, you may increase or decrease the Specified Amount, within certain limitations. To make a change, you must send your written request and Policy to our Home Office. Any change in the Specified Amount may affect the cost of insurance rate and the net amount at risk, both of which may change your cost of insurance.

Any change in the Specified Amount will affect the maximum premium limitation. We will not permit a decrease in Specified Amount if that amount is below the amount necessary to meet the Guideline Single Premium Test.

If a decrease in Specified Amount is permitted, the decrease will become effective on the Monthly Anniversary Date after the date we receive the request. The decrease will first apply to coverage provided by the most recent increase, then to the next most recent increases successively, then to the coverage under the original application.

During the Continuation Period, we will not allow a decrease unless the Account Value less any Policy Debt is greater than the surrender charge. The Specified Amount following a decrease can never be less than the minimum Specified Amount for the Policy when we issued it. A decrease may cause us to assess a surrender charge and may require us to pay excess Account Value.

To apply for an increase in Specified Amount, you must complete a supplemental application and submit evidence of insurability satisfactory to us. Any approved increase will become effective on the date shown in the supplemental Policy data page. Please note that an increase will not become effective if the Policy’s Surrender Value is too low to cover the monthly deduction for the Policy Month following the increase. We will not permit an increase in Specified Amount if the amount of premium necessary for that increase is less than $1,000.

Partial surrenders will reduce the Specified Amount in proportion to the amount the partial surrender reduces the Account Value.

As most Policies are Modified Endowment Contracts as described under Section 7702A of the Code, a change in your Specified Amount will likely have adverse Federal tax consequences. See the “Tax Considerations” provision of this prospectus.

Surrenders and Partial Surrenders

SURRENDERS

You may cancel and surrender your Policy at any time before the Insured dies under a single life Policy or the last Insured dies under a joint and last survivor Policy. The Policy will terminate on the Valuation Day we receive your request at our Home Office. If you cancel and surrender your Policy, you will not be able to reinstate the Policy.

We will pay you the Surrender Value in a lump sum unless you make other arrangements. You will incur a surrender charge if you surrender your Policy during the first 7 Policy years after the Policy Date. See the “Surrender Charge” provision of this prospectus.

PARTIAL SURRENDERS	After the first Policy year, you may take one partial surrender each Policy year. The minimum partial surrender amount is $1,000. The maximum partial surrender amount is the lesser of:

(i)	the Surrender Value less $1,000; or

(ii)	the available loan amount.

We will not permit a partial surrender that would reduce the Account Value below $25,000 at the time of the partial surrender.

We will deduct a processing fee from each partial surrender equal to the lesser of $25 or 2% of the amount partially surrendered. See the “Partial Surrender Processing Fee” provision of this prospectus. The amount of the partial surrender will equal the amount you requested to surrender adjusted for any processing fee. No surrender charge will apply.

When you request a partial surrender, you can direct how we deduct the partial surrender from your Account Value. If you provide no directions, or if the amount of assets in any Subaccount and/or Guarantee Account is inadequate to pay the required charges, we will deduct the partial surrender on a pro-rata basis from among the Investment Options in which you have allocated assets.

State law requires that reserve the right to defer payments from the Guarantee Account and General Account for a withdrawal or surrender for up to six months from the date we receive your request for payment.

EFFECT OF PARTIAL SURRENDERS

A partial surrender will reduce both the Account Value and the Death Benefit Proceeds by the amount of the partial surrender. Because most Policies described by this prospectus are Modified Endowment Contracts, a partial surrender will likely have adverse tax consequences. See the “Tax Considerations” provision of the prospectus.

Loans

GENERAL	You may borrow up to the following amount:

•	90% of the difference between your Account Value at the end of the Valuation Period during which we received your loan request and any surrender charges on the date of the loan;

•	less any outstanding Policy Debt.

The minimum Policy loan is $1,000. You may request a Policy loan by writing to our Home Office.

When we make a loan, we transfer an amount equal to the loan proceeds from your Account Value in the Separate Account to our General Account and hold it as “collateral” for the loan. If you do not direct an allocation for this transfer, we will make it on a pro-rata basis from each Subaccount in which you are invested. We will take any remaining collateral from your assets in the Guarantee Account, starting with the amounts that have been in the Guarantee Account for the longest period of time. We will credit interest at an annualized effective rate of at least 4% on that collateral.

On the non-preferred portion of your loan, we credit interest at an annualized effective rate of 4.0% on collateral corresponding to Policy Debt and charge interest daily at an annualized effective rate of 6.0% on outstanding Policy Debt. On the preferred portion of your loan after the first Policy year, we credit interest at an annualized effective rate of 4.0% on collateral corresponding to Policy Debt and charge interest daily at an annualized effective rate of 4.0% on outstanding Policy Debt, essentially providing a Policy loan without an interest charge.

We transfer Account Value equal to the amount of the loan into a Loan Account where you will receive an interest credit. Rates may vary based on the timing of your loan:

	Non-Preferred Loan Rate All Policy Years (Preferred Loan Rate 1st Policy Year)	Preferred Loan Rate Policy Years 2 and Over

Maximum Interest Rate Charged	6.0%	4.0%
Interest Rate Credited	4.0%	4.0%
Guaranteed Net Cost	2.0%	0.0%

Loans reduce the Account Value, the Surrender Value and the Death Benefit Proceeds and may cause the Policy to lapse if not repaid.

Interest is due and payable at the end of each Policy year while a Policy loan is outstanding. If, on any Policy anniversary, you have not paid interest accrued since the last Policy anniversary, we add the amount of interest to the loan and this becomes part of your outstanding Policy Debt. We transfer the interest due from each Investment Option on a pro-rata basis.

REPAYMENT OF POLICY DEBT

You may repay all or part of your Policy Debt at any time while an Insured is living and the Policy is in effect. We will treat any unscheduled premium payments by you (other than the initial premium) first as the repayment of any outstanding Policy Debt. We will treat the portion of the payment in excess of any outstanding Policy Debt as an additional premium payment, if permissible under the Policy. See the "Premiums" provision of this prospectus.

When you repay a loan, we transfer an amount equal to the repayment from our General Account to the Separate Account and/or the Guarantee Account and allocate it as you directed when you repaid the loan. If you provide no directions, we will allocate the amount according to your standing instructions for premium allocations.

You must send loan repayments to our Home Office. We will credit the repayments as of the Valuation Day we receive them.

EFFECT OF POLICY LOANS

A Policy loan affects the Policy, because we reduce the Death Benefit Proceeds and Surrender Value under the Policy by the amount of any outstanding loan plus interest you owe on the loan. Repaying the loan causes the Death Benefit Proceeds and Surrender Value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan as collateral. The amount held as collateral is not affected by the Separate Account’s investment performance. Amounts transferred from the Separate Account as collateral will affect the Account Value, whether or not the loan is repaid, because we credit such amounts with an interest rate we declare rather than a rate of return reflecting the investment performance of the Separate Account.

There are risks involved in taking a Policy loan, a few of which include the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. A Policy loan may also have adverse tax consequences if a Policy lapses while a loan is outstanding. See the “Tax Considerations” provision of this prospectus.

We will notify you if the sum of your loans plus any interest you owe on the loans is more than the Account Value less applicable surrender charges. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may terminate.

If a Policy is issued as a Modified Endowment Contract and a loan is taken from the Policy, the amount of the loan (together with any unpaid interest included in Policy Debt) will be taxed in the same manner as a partial surrender.

Termination

PREMIUM TO PREVENT TERMINATION

Generally, if on a Monthly Anniversary Date, (unless your Continuation of Coverage Rider is in effect and all requirements satisfied) the Surrender Value of your Policy is too low to cover the monthly deduction, your Policy will be in default and a grace period will begin. In that case, we will mail you notice of the premium necessary to prevent your Policy from terminating. You will have a 61 day grace period from the date we mail the notice to make the required premium payment.

So long as there is outstanding Policy Debt, we will treat that portion of any payment received during the grace period that is less than or equal to the amount of the Policy Debt as a repayment of Policy Debt and not as an additional premium payment. If we treat a payment as a repayment of outstanding Policy Debt, we will transfer the assets held in our General Account (as collateral for Policy Debt being repaid) into the Separate Account and/or the Guarantee Account, which increases the Surrender Value of the Policy, thereby preventing Policy termination.

THE GRACE PERIOD

If the Insured under a single life Policy, or both Insureds under a joint and last survivor Policy should die during the grace period before you pay the required premium, the Death Benefit Proceeds will still be payable to the Beneficiary(ies), although we will reduce the amount of the Death Benefit payable by the amount of premium that would have been required to keep the Policy in force. If you have not paid the required premium before the grace period ends, your Policy will terminate. It will have no value and no benefits will be payable. However, you may reinstate under certain circumstances. The SAI contains more information about the grace period.

REINSTATEMENT

If you have not surrendered your Policy, you may reinstate your Policy within three years after termination, provided you meet certain conditions, including the payment of necessary premium and submission of satisfactory evidence of insurability. See your Policy and the SAI for further information.

CONTINUATION OF COVERAGE RIDER

If you have a Continuation of Coverage Rider, it is in force and if there is no outstanding Policy Debt, your Policy will not terminate regardless of the investment performance of your Subaccounts. If there is outstanding Policy Debt, the Continuation of Coverage Rider will terminate on the Monthly Anniversary Date on which outstanding Policy Debt exceeds the Account Value, less any applicable surrender charge. In this event, your Policy may lapse unless you pay the amount of premium required to keep your Policy in force. See the “Premium to Prevent Termination” provision.

This rider will automatically terminate on the Policy anniversary on which the Insured for a single Life Policy or the younger Insured for a joint and last survivor Policy reaches

Attained Age 100, unless you elect to continue it. We will provide you with notice and a form to make such an election 90 days prior to this date. If you elect to continue the rider, we will transfer any assets in the Separate Account to the Guarantee Account. If you transfer any assets from the Guarantee Account back into the Separate Account or if you allocate any additional premium payment to the Separate Account, the rider will terminate despite your previous election.

If the Continuation of Coverage Rider is terminated for any reason, it cannot be reinstated. The Continuation of Coverage Rider may not be available in all states. However, if it is available in your state or market it will be included with your Policy for no additional charge.

Requesting Payments

You may send your written requests for payment to our Home Office or give them to one of our authorized agents for submission to our Home Office. We will ordinarily pay any Death Benefit Proceeds, loan proceeds or surrender or partial surrender proceeds in a lump sum within 7 days after receipt of your written request at our Home Office of all the documents required for such a payment. Other than the Death Benefit Proceeds, which we determine as of the Valuation Day of the Insured’s death under a single life Policy or the last surviving Insured’s death under a joint and last survivor Policy, the amount we pay is as of the end of the Valuation Period during which our Home Office receives all required documents. State law requires that we reserve the right to defer payments from the Guarantee Account and General Account for a partial surrender, surrender or payment of the Death Benefit Proceeds for up to six months from the date we receive your request for payment. We may pay the Death Benefit Proceeds in a lump sum or under an Optional Payment Plan. See the “Optional Payment Plans” provision of this prospectus and the SAI.

In most cases, when we pay Death Benefit Proceeds in a lump sum, we will pay these proceeds either:

(1)	to your Designated Beneficiary(ies) directly in the form of a check; or

(2)	by establishing an interest bearing account called the “GE Secure Access Account” for the Designated Beneficiary(ies) in the amount of Death Benefit Proceeds payable.

When establishing the GE Secure Access Account we will send the Beneficiary a checkbook within 7 days after we receive all the required documents, and the Beneficiary(ies) will have immediate access to the account simply by writing a check for all or any part of the amount of the Death Benefit Proceeds payable. The GE Secure Access Account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the GE Secure Access Account. If we do not receive instructions from the Beneficiary(ies) with regard to the form of Death Benefit payment, we will automatically establish the GE Secure Access Account.

Any Death Benefit Proceeds that we pay in one lump sum will include interest from the date of death to the date of payment. We will credit interest at a rate we set, or a rate set by law if greater. The minimum interest rate which we may credit is 2.5%. We will not credit interest beyond one year or any longer time set by law. We will reduce Death Benefit Proceeds by any outstanding Policy Debt and any due and unpaid charges and will increase Death Benefit Proceeds by any benefits added by rider.

We also may defer making payments attributable to a check or draft that has not cleared the bank on which it is drawn.

Tax Considerations

INTRODUCTION

This part of the prospectus discusses the Federal income tax treatment of the Policy. The Federal income tax treatment of the Policy is complex and sometimes uncertain and may vary with your particular circumstances.

This discussion is general and is not intended as tax advice. It does not address all of the Federal income tax rules that may affect you and your Policy. This discussion also does not address Federal estate or gift tax consequences, or state or local tax consequences, associated with a Policy. As a result, you should always consult a tax adviser about the application of the tax rules and regulations to your individual situation.

MODIFIED ENDOWMENT CONTRACTS

In 1988, Congress passed the Technical and Miscellaneous Revenue Act of 1988 (“TAMRA”), just one of several Acts passed in the 1980s regarding life insurance. TAMRA, in particular, prevented policy owners from paying large single premiums to purchase life insurance and then borrowing the cash value, tax-free. Consequently, a policy with premiums paid in excess of amounts established by TAMRA within the first seven-years of a policy, (known as the “7-Pay Test”) became a Modified Endowment Contract.

A Modified Endowment Contract is a life insurance contract under Section 7702A of the Code. To qualify as life insurance, a Policy must meet the Guideline Single Premium or the Guideline Annual Premium test established by the Internal Revenue Service to define the maximum premiums that can be paid in a policy. To qualify as life insurance, the sum of all premiums paid cannot be greater than the Guideline Single Premium or cumulative Guideline Annual Premium.

The 7-Pay Test established by TAMRA states that the TAMRA premium be calculated as to endow the policy based on the guaranteed interest rate and the statutory reasonable cost of insurance. If the policy owner pays total premiums that exceed the cumulative TAMRA premium within the first 7 policy years, the policy is deemed a Modified Endowment Contract and is subject to different taxation rules than a traditional life insurance policy as defined by Section 7702 of the Code. Because most Policies issued as described by this prospectus are paid by single premium and have minimum premium requirements, most Policies issued meet the definition of a Modified Endowment Contract as described above.

You should know that whenever you increase coverage or add a new rider, a new 7-year period for purposes of the 7-Pay Test established by TAMRA begins.

SPECIAL RULES FOR MODIFIED ENDOWMENT CONTRACTS

Special rules apply to a Policy that is a Modified Endowment Contract. A policy will be a Modified Endowment Contract if either of the following is true:

•if premiums are paid more rapidly than allowed by a “7-Pay Test” under the Code. At your request, we will let you know the amount of premium that may be paid for your Policy in any year that will avoid Modified Endowment Contract treatment under the 7-Pay Test;

•if the Policy is received in exchange for another policy that is a Modified Endowment Contract.

Due to the coverage of more than one Insured under the joint and last survivor Policy, there are special considerations in applying the 7-Pay Test. For example, a reduction in the Death Benefit at any time, such as may occur upon a partial surrender, may cause the Policy to become a Modified Endowment Contract, resulting in the application of the tax treatment described below. Generally, the manner of applying the 7-Pay Test is somewhat uncertain in the case of policies covering more than one Insured.

Tax treatment of Modified Endowment Contracts.    If a Policy is a Modified Endowment Contract, the following special rules apply:

•	a partial surrender will be taxable to you to the extent that your Account Value exceeds your investment in the Policy (traditional life insurance policies generally are taxed to the extent the amount of the surrender exceeds the “investment in the contract”);

•	a loan from the Policy (together with any unpaid interest included in Policy Debt), and the amount of any assignment or pledge of the Policy, will be taxed in the same manner as a partial surrender (loans taken on traditional life insurance policies are generally not taxed while the policy remains in force).

A penalty tax of 10% will be imposed on the taxable amount of any full or partial surrender, loan and unpaid loan interest included in Policy Debt, assignment, or pledge. However, the penalty tax does not apply to a distribution made:

(1)	after you reach age 59 1/2;

(2)	because you have become disabled, within the meaning of the Code; or

(3)	in substantially equal periodic payments (not less frequently than annually) made over your life or life expectancy (or over the joint lives or life expectancies of you and your beneficiary(ies), within the meaning of the Code).

Special rules if you own more than one Modified Endowment Contract.    All Modified Endowment Contracts that we (or any of our affiliates) issue to you within the same calendar year will be combined to determine the amount of any distribution from the Policy that will be taxable to you.

Interpretative issues.    The tax law’s rules relating to Modified Endowment Contracts are complex and open to considerable variation in interpretation. You should consult your tax adviser before making any decisions regarding changes in coverage under or distributions from your Policy.

TAX STATUS OF LIFE INSURANCE POLICIES

Federal income tax law generally grants favorable treatment to life insurance (including life insurance policies that are Modified Endowment Contracts); the proceeds paid on the death of the Insured (or last surviving Insured for the joint and last survivor Policies) are excluded from the gross income of the Beneficiary, and the Owner is not taxed on increases in the Account Value unless amounts are distributed while the Insured (or last Insured for a joint and last survivor Policies) is alive. For this treatment to apply to your Policy, the premiums paid for your Policy must not exceed limitations established by the tax law. For further information, please see the “Special Rules for Modified Endowment Contracts” provision of this prospectus and the SAI.

For your Policy (including Modified Endowment Contracts) to receive treatment as life insurance under the Code, two other requirements must be met:

•	The investments of the Separate Account must be “adequately diversified” in accordance with Internal Revenue Service (“IRS”) regulations; and

•	your right to choose particular investments for a Policy must be limited.

Investments in the Separate Account must be diversified.    The IRS has issued regulations that prescribe standards for determining whether the investments of the Separate Account, including the assets of the Portfolios in which the Separate Account invests, are “adequately diversified.” If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Account Value over the premiums paid for the Policy.

Although we do not control the investments of all of the Portfolios (the Company only indirectly control those of GE Investments Funds, Inc., through an affiliated company), we expect that the Portfolios will comply with the IRS regulations so that the Separate Account will be considered “adequately diversified.”

Restrictions on the extent to which you can direct the investment of assets.  Federal income tax law limits your right to choose particular investments for the Policy. The U.S. Treasury Department stated in 1986 that it expected to issue guidance clarifying those limits, but it has not yet done so. Thus, the nature of the limits is currently uncertain. As a result, your right to allocate assets among the Portfolios may exceed those limits. If so, you would be treated as the owner of a portion of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets.

We do not know what limits may be set forth in any guidance that the Treasury Department may issue, or whether any such limits will apply to existing Policies. We therefore reserve the right to modify the Policy without your consent to attempt to prevent the tax law from considering you as an owner of a portion of the assets of the Separate Account.

No guarantees regarding tax treatment.     We make no guarantees regarding the tax treatment of any Policy or of any transaction involving a Policy.

Death Benefit Proceeds and Account Value increases.    A Policy’s treatment as life insurance for Federal income tax purposes generally has the following results:

•	Death Benefit Proceeds are excludable from the gross income of the Beneficiary;

•	you are not taxed on increases in the Account Value unless amounts are distributed from the Policy while the Insured (or last surviving Insured) is alive;

•	the taxation of amounts distributed while the Insured(s) is alive depends upon whether your Policy is a Modified Endowment Contract.

Accelerated Benefit Rider.    Your Policy may contain an Accelerated Benefit Rider, which provides you with access to a portion of the Death Benefit if the Insured becomes terminally ill. The accelerated benefit payment is treated in the same manner as Death Benefit Proceeds for tax purposes, meaning that it generally will be excludable from gross income. But if the Insured under the Policy is an officer, director, or employee of the Owner of the Policy, or is financially interested in the trade or business of the Owner, the payment would be taxable in part.

INCOME TAX WITHHOLDING

We may be required to withhold and pay to the IRS a part of the taxable portion of each distribution made under a Policy. However, in many cases, you may elect not to have any amounts withheld. You are responsible for payment of all taxes and early distribution penalties, regardless of whether you request that no taxes be withheld or if we do not withhold a sufficient amount of taxes. At the time you request a distribution from the Policy, we will send you forms that explain the withholding requirements.

TAX STATUS OF THE COMPANY

Under existing Federal income tax law, we do not expect to incur any Federal income tax liability on the income or gains in the Separate Account. Based upon this expectation, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we are required to pay taxes on some or all of the income and gains earned by the Separate Account, we may impose a charge for those taxes.

We may also incur state and local taxes, in addition to premium taxes for which a deduction from premiums is currently made. At present, these taxes are not significant. If there is a material change in state or local tax laws, we may impose a charge for any taxes attributable to the Separate Account.

CHANGES IN THE LAW AND OTHER CONSIDERATIONS

This discussion is based on our understanding of the Federal income tax law existing on the date of this prospectus. Congress, the IRS, and the courts may modify these laws at any time, and may do so retroactively. Any person concerned about the tax implications of ownership of a Policy should consult a tax adviser.

Other Policy Information

OPTIONAL PAYMENT PLANS	The Policy currently offers the following five Optional Payment Plans, free of charge, as alternatives to the payment of a Death Benefit or Surrender Value in a lump sum (see “Requesting Payments”):

•	Income for a Fixed Period;

•	Life Income;

•	Income of a Definite Amount;

•	Interest Income; and

•	Joint Life and Last Survivor Income.

These options are described in the SAI.

You may select an Optional Payment Plan in your application or by writing our Home Office. We will transfer any amount left with us for payment under an Optional Payment Plan to our General Account. Payments under an Optional Payment Plan will not vary with the investment performance of the Separate Account because they are forms of fixed-benefit annuities. See the “Tax Considerations” provision of this prospectus. Amounts allocated to an Optional Payment Plan will earn interest at 3% compounded annually. Certain conditions and restrictions apply to payments received under an Optional Payment Plan. For further information, please review your Policy or contact one of our authorized agents.

DIVIDENDS	The Policy is non-participating. We will not pay dividends on the Policy.

INCONTESTABILITY	The limitations on our right to contest the Policy are described in the SAI.

SUICIDE EXCLUSION	Our obligations in the event an Insured commits suicide are described in the SAI.

MISSTATEMENT OF AGE OR GENDER	We will adjust the Death Benefit Proceeds if you misstate an Insured’s Age or gender in your application.

WRITTEN NOTICE	You should send any written notice to us at our Home Office at the address listed on page 1 of this prospectus. The notice should include the Policy number and the full name of the Insured for a single life Policy or each Insured for a joint and last survivor Policy. We will send any notice to the address shown in the application unless an appropriate address change form has been filed with us.

TRUST

If you name a trust as the Owner or Beneficiary of the Policy and the trustee subsequently exercises ownership rights or claims benefits thereunder, we will have no obligation to verify that a trust is in effect or that the trustee is acting within the scope of his/her authority. Payment of Policy benefits to the trustee will release us from all obligations under the Policy to the extent of the payment. When we make a payment to the trustee, we will have no obligation to ensure that such payment is applied according to the terms of the trust agreement.

OTHER CHANGES	At any time, we may make such changes in the Policy as are necessary:

•	to assure compliance at all times with the definition of life insurance prescribed by the Code;

•	to make the Policy, our operations, or the operation of the Separate Account conform with any law or regulation issued by any government agency to which they are subject; or

•	to reflect a change in the operation of the Separate Account, if allowed by the Policy and applicable regulations.

Only the President or a Vice President of the Company has the right to change the Policy. No financial representative appointed as our agent has the authority to change the Policy or waive any of its terms. The President or a Vice President of the Company must sign all endorsements, amendments, or riders to be valid.

REPORTS

We maintain records and accounts of all transactions involving the Policy, the Separate Account, the Guarantee Account and Policy Debt. Within 30 days after each Policy anniversary, we will send you a report showing information about your Policy. The report will show:

•	the Specified Amount;

•	the Account Value;

•	the value in each Investment Option;

•	the Surrender Value;

•	the Policy Debt; and

•	the premiums paid and charges made during the Policy year.

We also will send you an annual and a semi-annual report for each Portfolio underlying a Subaccount to which you have allocated assets, as required by the 1940 Act. In addition, when you pay premiums, or if you take out a Policy loan, make transfers or take partial surrenders, you will receive a written confirmation of these transactions.

SUPPLEMENTAL BENEFITS	There are supplemental benefits that may be added to your Policy. These benefits may not be available in all states or markets.

Continuation of Coverage Rider.    Your Policy will not terminate regardless of the investment performance of your Subaccounts while the Continuation of Coverage Rider is in force. The Continuation of Coverage Rider will automatically terminate when the Insured for a single life Policy, or the younger Insured for a joint and last survivor Policy reaches Attained Age 100, unless you elect to continue it with certain conditions. There is no cost for this rider, however, this rider may not be available in all states and in all markets. If Policy Debt exceeds the Account Value, this rider is terminated. If this rider is terminated for any reason, it cannot be reinstated.

Accelerated Benefit Rider.    You may elect an accelerated benefit if the Insured is terminally ill. There is a one-time charge of $250 for the election of this rider. This rider may not be available in all states or in all markets. The Accelerated Benefit Rider provides you with access to a portion of the Death Benefit during the Insured’s lifetime, if the Insured is diagnosed with a terminal illness. Joint and last survivor Policies will be eligible for acceleration only after the death of the first Insured and the diagnosis of the terminal illness of the surviving Insured. Additional information concerning this rider, including the amount and when it becomes available, is included in the SAI.

USING THE POLICY AS COLLATERAL

You can assign the Policy as collateral security. You must notify us in writing on the appropriate form if you assign the Policy. Any payments we make before we receive notice of assignment will not be affected. We are not responsible for the validity of an assignment. An assignment may affect your rights and the rights of the Beneficiary(ies).

REINSURANCE	We may reinsure a portion of the risks assumed under the Policies.

LEGAL PROCEEDINGS

We, like other insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and/or material settlement payments have been made. Except for the McBride case described below, which is still in its preliminary stages, and its ultimate outcome, and any effect on us, cannot be determined at this time, we believe that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on our Consolidated Financial Statements.

On November 1, 2000, we were named as a defendant in a lawsuit filed in Georgia state court related to the sale of universal life insurance policies (McBride v. Life Insurance Co. of Virginia dba GE Life and Annuity Assurance Co.). On December 1, 2000, we successfully removed the case to the United States District Court for the Middle District of Georgia. The complaint is brought as a class action on behalf of all persons who purchased certain universal life insurance policies from us and alleges improper sales practices in connection with the sale of universal life insurance policies. No class has been certified. On February 27, 2002, the Court denied our motion for summary judgment. We have vigorously denied liability with respect to the plaintiff’s allegations and the ultimate outcome of the McBride litigation cannot be determined at this time. The complaint seeks monetary compensation for premium amounts paid to us allegedly in excess of contractual obligations, other unspecified compensatory damages, punitive damages, a declaration that we cannot collect premiums from contractholders in excess of alleged contractual obligations, and equitable recission rights.

Capital Brokerage Corporation, the principal underwriter, is not engaged in any litigation of any material nature.

Financial Statements

We have included our consolidated financial statements and those of the Separate Account in the SAI. You should distinguish the consolidated financial statements of the Company and its subsidiary from the consolidated financial statements of the Separate Account. Please consider the consolidated financial statements of the Company only as bearing on our ability to meet our obligations under the Policies. You should not consider the financial statements of the Company and its subsidiary as affecting the investment performance of the assets held in the Separate Account.

Definitions

The following terms are used throughout the prospectus:

Account Value — The total amount of assets allocated to each Subaccount and assets in the General Account.

Age — The age on the Insured’s birthday nearest the Policy Date or a Policy anniversary.

Attained Age — The Insured’s Age on the Policy Date plus the number of full years since the Policy Date.

Beneficiary(ies) — The person(s) or entity(ies) you designate to receive the Death Benefit payable at the death of the Insured under a single life Policy and the last surviving Insured under a joint and last survivor Policy.

Code — The Internal Revenue Code of 1986, as amended.

Company — GE Life and Annuity Assurance Company.

Death Benefit — The amount determined as of the date of death of the Insured under a single life Policy or the last surviving Insured under a joint and last survivor Policy.

Death Benefit Proceeds — The amount of Death Benefit payable.

Fund — Any open-end management investment company or unit investment trust in which the Separate Account invests.

General Account — Assets of the Company other than those allocated to the Separate Account or any of our other separate accounts.

Guarantee Account — Part of our General Account that provides a guaranteed interest rate for a specified interest rate guarantee period. This account is not part of and does not depend on the investment performance of the Separate Account.

Home Office — Our offices located at 6610 West Broad Street Richmond, Virginia 23230.

Insured — The person(s) upon whose life is insured under the Policy.

Investment Options — The Guarantee Account and the Subaccounts.

Modified Endowment Contract — A life insurance policy that meets the requirements of Section 7702A of the Code. Modified Endowment Contracts are taxed differently upon receipt of partial surrenders and loans than traditional life insurance policies.

Monthly Anniversary Date — The same date in each month as the Policy Date.

Optional Payment Plan — A plan under which any part of Death Benefit Proceeds or Surrender Value proceeds can be used to provide a series of periodic payments to you or your Beneficiary(ies).

Owner — The Owner of the Policy. “You” or “your” refers to the Owner. You may also name Contingent Owners.

Policy — The Policy and application(s), including any riders, and endorsements.

Policy Date — The date as of which we issue the Policy and the date as of which the Policy becomes effective. We measure Policy years and anniversaries from the Policy Date. The Policy Date is shown on the Policy data pages. If the Policy Date would otherwise fall on the 29th, 30th, or 31st day of a month, the Policy Date will be the 28th.

Policy Debt — The amount of outstanding loans plus any accrued interest. Policy Debt is deducted from proceeds payable at the death of the Insured under a single life Policy and the last surviving insured under a joint and last survivor Policy or at the time of surrender.

Policy Month — A one-month period beginning on a Monthly Anniversary Date and ending on the day immediately preceding the next Monthly Anniversary Date.

Portfolio — A division of a Fund, the assets of which are separate from other Portfolios that may be available in the Fund. Each Portfolio has its own investment objectives. Not all Portfolios may be available in all states or in all markets.

Separate Account — GE Life & Annuity Separate Account III, a segregated asset account of the Company to which you allocate premiums.

Specified Amount — The initial amount of insurance coverage purchased.

Subaccounts — A subdivision of the Separate Account, the assets of which are invested exclusively in a corresponding Portfolio of a Fund. A Subaccount may also be referred to as an Investment Subdivision in the Policy and/or marketing materials.

Surrender Value — The amount we pay you when you surrender the Policy. It is equal to your Account Value minus any Policy Debt and minus any applicable surrender charge.

Unit Value — A unit of measure we use to calculate the assets for each Subaccount.

Valuation Day — Each day on which the New York Stock Exchange is open for regular trading except for days that the Subaccount’s corresponding Portfolio does not value its shares.

Valuation Period — The period that starts at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next succeeding Valuation Day.

The Statement of Additional Information (“SAI”) includes additional information about GE Life & Annuity Separate Account III. We filed the SAI with the SEC. The SAI is incorporated by reference in this prospectus and it is legally a part of the prospectus.

For general information or to obtain free copies of:

•	the Policy prospectus or the Portfolio prospectuses;

•	the SAI;

•	a personalized illustration of the Death Benefit and Surrender Values; or

•	any required forms,

Call: 1-800-352-9910

Or write:	GE Life and Annuity Assurance Company
6610 West Broad Street
Richmond, Virginia 23230

Or contact your financial representative.

Information about the Policy also is available at www.gefinancialservice.com.

Information about GE Life & Annuity Separate Account III, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about GE Life & Annuity Separate Account III are available on the SEC’s internet site at  http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, DC 20549-0102.

Investment Company Act File No. 811-05054.

Statement of Additional Information For The

Flexible Premium Single Life and Joint and

Last Survivor Variable Life Insurance Policy

Single Life Policy

Form P1254 4/00

Joint and Last Survivor Life Policy

Form P1255 4/00

Issued by:

GE Life and Annuity Assurance Company

GE Life & Annuity Separate Account III

6610 West Broad Street

Richmond, Virginia 23230

Telephone Number: 1-800-352-9910

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus, dated May 1, 2003, for the Flexible Premium Single Life and Joint and Last Survivor Variable Life Insurance Policies issued by GE Life and Annuity Assurance Company through its GE Life & Annuity Separate Account III.

For a free copy of the prospectus:

Call:	1-800-352-9910

Or write:	GE Life and Annuity Assurance Company
6610 West Broad Street
Richmond, Virginia 23230

Or visit:	www.gefinancialservice.com

Or contact your financial representative

The date of this Statement of Additional Information is May 1, 2003.

The Company

The Separate Account

Additional Information About The Guarantee Account

Agreements With Distributors And Advisers For The Funds

Additional Information on Premium Payments

Additional Information About The Cost Of Insurance Charge

Reduction Of Charges For Group Sales

Grace Period

Reinstatement

Determining The Death Benefit

Unit Values

Net Investment Factor

Tax Status Of The Policy

Optional Payment Plans

Incontestability

Suicide Exclusion

Additional Information About The Accelerated Benefit Rider

Other Policies

Sale Of The Policies

Legal Matters

Experts

Actuarial Matters

Performance Information

Financial Statements

THE COMPANY
We are a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871 to The Life Insurance Company of Virginia. General Electric Capital Corporation (“GE Capital”) acquired us from Aon Corporation on April 1, 1996. GE Capital subsequently contributed the Company to its wholly owned subsidiary, GE Financial Assurance Holdings, Inc. (“GE Financial Assurance”) and ultimately the majority of the outstanding common stock to General Electric Capital Assurance Company (“GECA”). As part of an internal reorganization of GE Financial Assurance’s insurance subsidiaries, The Harvest Life Insurance Company (“Harvest”) merged into the Company on January 1, 1999. At this time we were renamed GE Life and Annuity Assurance Company. Harvest’s former parent, Federal Home Life Insurance Company (“Federal”), received common stock of the Company in exchange for its interest in Harvest.

GE Financial Assurance indirectly owns approximately ninety-seven percent of our outstanding common stock. The stock is owned directly by General Electric Capital Assurance Company (“GE Capital Assurance”) and by Federal. Both GE Capital Assurance, which directly owns approximately eighty-five percent of our outstanding common stock, and Federal, which owns approximately twelve percent of our outstanding common stock, are indirectly owned by GE Financial Assurance. The 84 remaining shares of our outstanding common stock are owned by Phoenix Home Life Mutual Insurance Company, Inc. (“Phoenix”). All of our outstanding non-voting preferred stock is owned by GE Financial Assurance. GE Financial Assurance is a wholly-owned subsidiary of GE Capital which in turn is wholly owned, directly or indirectly, by General Electric Company (“GE”).

We principally offer annuity contracts, GICs, funding agreements, and life insurance. We do business in the District of Columbia and all states except New York. Our principal offices are located at 6610 West Broad Street, Richmond, Virginia 23230.

We are subject to regulation by the State Corporation Commission of the Commonwealth of Virginia. We file an annual statement with the Virginia Commissioner of Insurance on or before March 1 of each year covering our operations and reporting on our financial condition as of December 31 of the preceding year. Periodically, the Commissioner of Insurance examines our liabilities and reserves and those of the Separate Account and assesses their adequacy, and a full examination of our operations is conducted by the State Corporation Commission, Bureau of Insurance of the Commonwealth of Virginia, at least every five years.

We are also subject to the insurance laws and regulation of other states within which we are licensed to operate.

THE SEPARATE ACCOUNT

We established the GE Life & Annuity Separate Account III as a separate investment account on February 10, 1987. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and meets the definition of a separate account under the Federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account by the SEC.

ADDITIONAL INFORMATION ABOUT THE GUARANTEE ACCOUNT

Amounts in the Guarantee Account are held in, and are part of, our General Account. The General Account consists of our assets other than those allocated to the Separate Account and our other separate accounts. Subject to statutory authority, we have sole discretion over the investment of assets of the General Account. The assets of the General Account are chargeable with liabilities arising out of any business we may conduct.

The initial interest rate guarantee period for any allocation you make to the Guarantee Account will be one year or longer. Subsequent interest rate guarantee periods will each be at least one year. We may credit additional rates of interest for specified periods from time to time. We determine the interest rates in our sole discretion. The determination made will be influenced by, but not necessarily correspond to, interest rates available on fixed income investments which we may acquire with the amounts we receive as premium payments or transfers of assets under the Policies. You will have no direct or indirect interest in these investments. We also will consider other factors in determining interest rates for a guarantee period including, but not limited to, regulatory and tax requirements, sales commissions, and administrative expenses borne by us, general economic trends, and competitive factors. Amounts you allocate to the Guarantee Account will not share in the investment performance of our General Account. We cannot predict or guarantee the level of interest rates in future guarantee periods. If you allocate assets to the Guarantee Account, such assets will earn interest monthly at an annual effective rate of at least 4%.

We reserve the right to impose restrictions on transfers involving the Guarantee Account. Such restrictions may include permitting transfers from an interest rate guarantee period only during the 30 day period immediately following the end of the guarantee period, limiting the amount of assets available for transfer at any one time to 25% of the allocations to the Guarantee Account plus accrued interest and prohibiting transfers to the Guarantee Account for the six month period following a transfer from the Guarantee Account.

AGREEMENTS WITH DISTRIBUTORS AND ADVISERS FOR THE FUNDS

We have entered into agreements with either the investment adviser or distributor of each of the Funds under which the adviser or distributor pays us a fee ordinarily based upon a percentage of the average annual aggregate net amount we have invested in the Portfolio on behalf of the Separate Account and other separate accounts. These percentages differ, and some investment advisers or distributors pay us a greater percentage than other advisors or distributors. The amounts we receive under these agreements may be significant. The agreements reflect administrative services we provide.

ADDITIONAL INFORMATION ON PREMIUM PAYMENTS

The initial premium is due on the Policy Date. Your initial premium will be shown in your Policy’s data pages and must be at least $25,000.

The total premium received must equal the Guideline Single Premium for life insurance as determined in the Code. The relationship between the Guideline Single Premium and the Specified Amount depends on the Age, gender (where applicable), and risk class of the Insured. Generally, the same Guideline Single Premium will purchase a higher Specified Amount for a younger Insured than for an older Insured of the same gender and risk class. Likewise, the same Guideline Single Premium will purchase a slightly higher Specified Amount for a female Insured than for a male Insured of the same Age and risk class. Representative Specified Amounts for a $35,000 Guideline Single Premium are as follows:

Single Life Policy

	Specified Amount(s)
Age	Male	Female

10	$632,214	$816,388
20	432,494	543,872
30	290,655	356,528
40	188,488	231,285
50	125,525	154,327
60	87,427	105,403
70	64,806	73,913
80	52,125	55,347
90	45,371	45,886

Joint and Last Survivor Life Policy

Male	Female	Specified Amount(s)
Age	Age

20	20	$976,524
30	30	561,334
40	40	346,643
50	50	210,570
60	60	131,557
70	70	85,768
80	80	60,523
90	90	47,855

ADDITIONAL INFORMATION ABOUT THE COST OF INSURANCE CHARGE

The current cost of insurance charge will never exceed the guaranteed cost of insurance charges as shown in your Policy. The guaranteed maximum monthly cost of insurance charge equals (a) times (b) and then divided by (c), where:

(a)    is the guaranteed maximum cost of insurance rate per $1,000 shown in your Policy based on the Insured’s or each Insured’s Attained Age, gender and rating class;

(b)    is an amount equal to the death benefit divided by 1.0032737, minus the Account Value; and

(c)    is $1,000.

The cost of insurance rates are based on the Commissioners’ 1980 Standard Ordinary Mortality Tables and vary based on Attained Age, gender and applicable rating class. The original rating class applies to the initial Specified Amount. If an increase in Specified Amount is approved, a different rating class may apply to the increase, based on the Insured’s circumstances at the time of the increase. The guaranteed maximum cost of insurance rates are based on the Insured’s Attained Age, gender and rating class. The guaranteed maximum cost of insurance rates generally increase as the Insured’s Attained Age increases. Modifications to cost of insurance rates are made for rating classes other than standard.

For a joint and last survivor Policy, we determine the guaranteed maximum cost of insurance rates in a manner that reflects the anticipated mortality of both Insureds and the fact that the death benefit is not payable until the death of the last surviving Insured. As such, the death of the first Insured to die will not affect the cost of insurance scale for the second Insured.

REDUCTION OF CHARGES FOR GROUP SALES

We may reduce charges and/or deductions for sales of the Policies to a trustee, employer or similar entity representing a group or to members of the group where such sales result in savings of sales or administrative expenses. We will base these discounts on the following:

(1)	The size of the group. Generally, the sales expenses for each individual Owner for a larger group are less than for a smaller group because more Policies can be implemented with fewer sales contacts and less administrative cost.

(2)	The total amount of premium payments to be received from a group. The number of Policy sales and other expenses are generally proportionately less on larger premium payments than on smaller ones.

(3)	The purpose for which the Policies are purchased. Certain types of plans are likely to be more stable than others. Such stability reduces the number of sales contacts and administrative and other services required, reduces sales administration and results in fewer Policy terminations. As a result, our sales and other expenses are reduced.

(4)	The nature of the group for which the Policies are purchased. Certain types of employee and professional groups are more likely to continue Policy participation for longer periods than are other groups with more mobile membership. If fewer Policies are terminated in a given group, our sales and other expenses are reduced. Likewise, we may realize reduced sales and other expenses for sales to groups that are affiliated with us or with whom we transact business, such as our own employees, the employees of our affiliated companies, the employees of broker/dealers with whom we have selling agreements and the employees of our other business partners, including family members of such employees.

(5)	Other circumstances. There may be other circumstances of which we are not presently aware, which could result in reduced sales expenses.

If, after we consider the factors listed above, we determine that a group purchase would result in reduced sales expenses, we may reduce the charges and/or deductions for each group. Reductions in these charges and/or deductions will not be unfairly discriminatory against any person, including the affected Owners and all other owners of policies funded by the Separate Account.

Any such reduction in charges and/or deductions will be consistent with the standards we use in determining the reduction in charges and/or deductions for other group arrangements.

GRACE PERIOD

If the Surrender Value on a Monthly Anniversary Date is insufficient to cover the monthly deduction due on that Monthly Anniversary Date, we will allow a 61 day grace period for payment of a premium sufficient to cover the monthly deduction. This grace period will begin on the day we mail notice of the sufficient premium. We will mail notice to you and any assignee of record in our Home Office. If such premium is not paid by the end of the grace period, the Policy will terminate without value. The monthly deduction is described in the Account Value Benefits section. Coverage continues during the grace period. If the Insured dies during the grace period, the proceeds will be reduced by any overdue monthly deduction.

Coverage continues during the 61 day grace period. If the death of the Insured occurs during the grace period, Death Benefit Proceeds will be reduced by the amount of the sufficient premium that would have been required to keep the Policy in effect. If the sufficient premium is not paid by the end of the grace period, the Policy will terminate without value.

REINSTATEMENT	You may reinstate this Policy within three years of the end of the grace period if:

(1)	you submit an application for reinstatement;

(2)	you provide required evidence of insurability satisfactory to us to determine the guaranteed maximum cost of insurance rate;

(3)	the Policy has not been surrendered for cash; and

(4)	you pay the premium as described below.

The Policy will be reinstated as of the date we approve the reinstatement. The surrender charge will be as though the Policy had been in effect continuously from its original Policy Date.

On the date of reinstatement, the Account Value will be allocated to the Subaccounts specified by you. Unless you tell us otherwise, these allocations will be made in the same manner that Premiums are allocated.

On the date of reinstatement, the Account Value will equal (1) plus (2) minus (3), where:

(1)	is the Account Value on the first day of the grace period;

(2)	is the premium paid to reinstate; and

(3)	is the monthly deduction for the month following the date of reinstatement.

DETERMINING THE DEATH BENEFIT	The Death Benefit is based on the Specified Amount shown in the policy data pages.

If the Insured under a single life Policy or the last Insured under a joint and last survivor Policy at death is younger than Attained Age 100 at the time of death, the amount of the Death Benefit Proceeds will be equal to the:

•	greater of the Specified Amount and the Account Value multiplied by the applicable corridor percentage;

•	minus any Policy Debt; and

•	minus the amount of any monthly deductions, if the date of death occurred during a grace period.

If the Insured under a single life Policy or the last Insured under a joint and last survivor Policy at death is Attained Age 100 or older at the time of death, the amount of the Death Benefit Proceeds will be equal to the:

•	the Account Value multiplied by the applicable corridor percentage;

•	minus any Policy Debt; and

•	minus the amount of any monthly deductions, if the date of death occurred during a grace period.

The corridor percentage depends on the Attained Age of the Insured on the date of death. Corridor percentages may also vary by state.

Attained Age	Corridor Percentage	Attained Age	Corridor Percentage

40 or younger	250%	61	128%
41	243%	62	126%
42	236%	63	124%
43	229%	64	122%
44	222%	65	120%
45	215%	66	119%
46	209%	67	118%
47	203%	68	117%
48	197%	69	116%
49	191%	70	115%
50	185%	71	113%
51	178%	72	111%
52	171%	73	109%
53	164%	74	107%
54	157%
55	150%
56	146%	75-90	105%
57	142%	91	104%
58	138%	92	103%
59	134%	93	102%
60	130%	94 or older	101%

The Specified Amount and Account Value used in calculating the Death Benefit are amounts in effect on the date of death. In no event will the Death Benefit be less than the amount required to keep the Policy qualified as life insurance.

UNIT VALUES

We will purchase shares of the Portfolios at net asset value and direct them to the appropriate Subaccounts. We will redeem sufficient shares of the appropriate Portfolios at net asset value to pay surrender/partial surrender proceeds or for other purposes described in the Policy. We automatically reinvest all dividends and capital gain distributions of the Portfolios in shares of the distributing Portfolios at their net asset value on the date of distribution. In other words, we do not pay Portfolio dividends or Portfolio distributions to Owners as additional units, but instead reflect them in unit values.

We arbitrarily set the unit value for each Subaccount at $10 when we establish the Subaccount. After that, a Subaccount’s unit value varies to reflect the investment experience of the Portfolio in which the Subaccount invests, and may increase or decrease from one Valuation Day to the next. We determine unit value, after a Subaccount’s operations begin, by multiplying the net investment factor (described below) for that Valuation Period by the unit value for the immediately preceding Valuation Period.

NET INVESTMENT FACTOR	The net investment factor for a Valuation Period is (1) divided by (2), where:
(1)	is the result of:

(a)	the value of the assets at the end of the preceding Valuation Period; plus

(b)	the investment income and capital gains, realized or unrealized, credited to those assets at the end of the Valuation Period for which the net investment factor is being determined; minus

(c)	the capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

(d)	any amount charged against the Separate Account for taxes, or any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of the Separate Account; and

(2)	is the value of the assets in the Subaccount at the end of the preceding Valuation Period.

TAX STATUS OF THE POLICY

The Policies described by the prospectus are designed to comply with the tax law’s Guideline Single Premium Test. Consequently, favorable tax treatment will apply to your Policy only if the premiums paid for your Policy do not exceed a limit established by the tax law. An increase or decrease in the Policy’s Specified Amount may change this premium limit. Also, a Minimum Death Benefit requirement must be satisfied. Due to the coverage of more than one Insured under the joint and survivor Policy, there is some uncertainty about how the tax law’s limit on premiums should be calculated. As a result, we may need to return a portion of your premiums, with earnings thereon, and impose higher cost of insurance charges (not exceeding those guaranteed) in the future. We will monitor the premiums paid for your Policy to keep them within the tax law’s limit.

If your Policy is not a Modified Endowment Contract, you will generally pay tax on the amount of a partial or full surrender only to the extent it exceeds your “investment in the contract.” In a few states, a maturity value will be paid. Maturity proceeds will be taxable to the extent the amount received plus Policy Debt exceeds the “investment in the contract.” You will be taxed on these amounts at ordinary income tax rates, not at lower capital gains tax rates. Your “investment in the contract” generally equals the total of the premiums paid for your Policy plus the amount of any loan that was includible in your income, reduced by any amounts you previously received from the Policy that you did not include in your income.

Special rule for certain cash distributions in the first 15 Policy years.    During the first 15 years after your Policy is issued, if we distribute cash to you and reduce the Death Benefit Proceeds (e.g., by decreasing the Policy’s Specified Amount), you may be required to pay tax on all or part of the cash payment, even if it is less than your “investment in the contract.” This also may occur if we distribute cash to you up to two years before the proceeds are reduced, or if the cash payment is made in anticipation of the reduction. However, you will not be required to pay tax on more than the amount by which your Account Value exceeds your “investment in the contract.”

Considerations where Insured lives past Age 100.    If the Insured survives (or last surviving Insured for joint and last survivor Policies) beyond Age 100, the IRS may seek to deny the tax-free treatment of the Death Benefit Proceeds and instead to tax you on the amount by which your Account Value exceeds your “investment in the contract.” Because we believe the Policy continues to meet the Federal tax definition of life insurance beyond Age 100, we have no current plans to withhold or report taxes in this situation.

Loans.    If your Policy is not a Modified Endowment Contract, a loan received under a Policy (i.e., Policy Debt) normally will be treated as your indebtedness. Therefore, so long as the Policy remains in force, you will generally not be taxed on any part of a Policy loan. However, it is possible that you could have additional income for tax purposes for periods when the interest crediting rate on collateral is the same as the loan interest rate. If your Policy terminates (by a full surrender or by a lapse) while the Insured (or last surviving Insured for joint and last survivor Policies) is alive, you will be taxed on the amount (if any) by which the Policy Debt plus any amount received due to partial surrenders exceeds your investment in the Policy.

Generally, interest paid on Policy Debt or other indebtedness related to the Policy will not be tax deductible, except in the case of certain indebtedness under a Policy covering a “key person.” A tax adviser should be consulted before taking any Policy loan.

Loss of interest deduction where Policies are held by or for the benefit of corporations, trusts, etc.    If an entity (such as a corporation or a trust, not an individual) purchases a Policy or is the Beneficiary(ies) of a Policy issued after June 8, 1997, a portion of the interest on indebtedness unrelated to the Policy may not be deductible by the entity. However, this rule does not apply to a Policy owned by an entity engaged in a trade or business which covers the life of an individual who is:

•	a 20% owner of the entity; or

•	an officer, director, or employee of the trade or business, at the time first covered by the Policy.

This rule also does not apply to a Policy owned by an entity engaged in a trade or business which covers the joint lives of an Owner who is a 20% owner of the entity and the Owner’s spouse at the time first covered by the Policy. Entities that are considering purchasing the Policy, or that will be a Beneficiary(ies) under a Policy, should consult a tax adviser.

Optional Payment Plans.    If Death Benefit Proceeds under the Policy are paid under one of the Optional Payment Plans, the Beneficiary(ies) will be taxed on a portion of each payment (at ordinary income tax rates). We will notify the Beneficiary(ies) annually of the taxable amount of each payment. However, if the Death Benefit Proceeds are held by us under Optional Payment Plan 4 (interest income), the Beneficiary(ies) will be taxed on the interest income as it is credited.

Changes and exchanges.    The right to change Owners and changes reducing future amounts of Death Benefit Proceeds may have tax consequences depending upon the circumstances of each change. The exchange of one life insurance policy for another life insurance policy generally is not taxed (unless cash is distributed or a loan is reduced or forgiven). However, in the case of the Policy when issued as a joint and last survivor Policy, the other life insurance policy involved in the exchange generally must also cover the same two Insureds. The exercise of the option to split the joint and last survivor version of the Policy into two separate life insurance policies may result in the taxation of the Policy as if there were a full surrender.

OPTIONAL PAYMENT PLANS

The Policy currently offers the following five Optional Payment Plans, free of charge, as alternatives to the payment of a Death Benefit or Surrender Value in a lump sum (see the “Requesting Payments provisions of the prospectus”):

Plan 1 — Income For A Fixed Period.    We will make equal periodic payments for a fixed period not longer than 30 years. Payments can be annual, semi-annual, quarterly, or monthly. If the payee dies before the end of the fixed period, we will discount the amount of the remaining guaranteed payments to the date of the payee’s death at a yearly rate of 3%. We will pay the discounted amount in one sum to the payee’s estate unless otherwise provided. Discounted means we will deduct the amount of interest each remaining payment would have included had it not been distributed early.

Plan 2 — Life Income.    We will make equal monthly payments for a guaranteed minimum period. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 10, 15, or 20 years. If the payee dies before the end of the guaranteed period, we will discount the amount of remaining payments for the minimum period at the same interest rate used to calculate the monthly income. We will pay the discounted amount in one sum to the payee’s estate unless otherwise provided.

Plan 3 — Income of a Definite Amount.    We will make equal periodic payments of a definite amount. Payments can be annual, semi-annual, quarterly, or monthly. The amount paid each year must be at least $120 for each $1,000 of proceeds. Payments will continue until the proceeds are exhausted. The last payment will equal the amount of any unpaid proceeds. If the payee dies, we will pay the amount of the remaining proceeds with earned interest in one sum to the payee’s estate unless otherwise provided.

Plan 4 — Interest Income.    We will make periodic payments of interest earned from the proceeds left with us. Payments can be annual, semi-annual, quarterly or monthly and will begin at the end of the first period chosen. If the payee dies, we will pay the amount of remaining proceeds and any earned but unpaid interest in one sum to the payee’s estate unless otherwise provided.

Plan 5 — Joint Life and Last Survivor Income.    We will make equal monthly payments to two payees for a guaranteed minimum of 10 years. Each payee must be at least 35 years old when payments begin. Payments will continue as long as either payee is living. If both payees die before the end of the minimum period, we will discount the amount of the remaining payments for the 10-year period at the same interest rate used to calculate the monthly income. We will pay the discounted amount in one sum to the last survivor’s estate unless otherwise provided.

You may select an Optional Payment Plan in your application or by writing our Home Office. We will transfer any amount left with us for payment under an Optional Payment Plan to our General Account. Payments under an Optional Payment Plan will not vary with the investment performance of the Separate Account because they are forms of fixed-benefit annuities. Amounts allocated to an Optional Payment Plan will be credited interest at 3% compounded annually. Certain conditions and restrictions apply to payments received under an Optional Payment Plan. For further information, please review your Policy or contact one of our authorized agents.

INCONTESTABILITY

The Policy limits our right to contest the Policy as issued, reinstated or as increased, except for material misstatements contained in the application or a supplemental application, after it has been in force for a minimum period during the Insured’s lifetime under the single life Policy or the lifetimes of both Insureds under the joint and last survivor Policy. The minimum period is generally two years from the Policy Date, date of reinstatement or effective date of the increase. This provision does not apply to riders that provide disability benefits (subject to state exception).

SUICIDE EXCLUSION

If the Insured under a single life Policy commits suicide while sane or insane within two years of the Policy Date, all coverage under the Policy will end, and we will pay the Beneficiary(ies) an amount equal to all premiums paid, less outstanding Policy Debt and less amounts paid upon partial surrender of the Policy.

If the Insured under a single life Policy commits suicide while sane or insane more than two years after the Policy Date but within two years after the effective date of an increase in the Specified Amount, we will limit the amount payable with respect to that increase. The amount payable attributable to the increase will equal the monthly deductions for the increase. Such Death Benefit Proceeds will be paid to the Beneficiary(ies) under the same conditions as the initial Specified Amount.

If either Insured under a joint and last survivor Policy commits suicide while sane or insane within two years of the Policy Date, all coverage under the Policy will end, and we will pay the Beneficiary(ies) an amount equal to all premiums paid, less outstanding Policy Debt and less amounts paid upon partial surrender of the Policy.

If the first Insured to die commits suicide while sane or insane more than two years after the Policy Date but within two years after the effective date of an increase in the Specified Amount, we will limit the amount payable with respect to that increase. The amount payable to the Beneficiary(ies) attributable to the increase will equal the monthly deductions for the increase.

If the surviving Insured commits suicide while sane or insane more than two years after the Policy Date but within two years after the effective date of an increase in the Specified Amount, we will limit the proceeds payable with respect to that increase. The Death Benefit Proceeds payable attributable to the increase will equal the additional premium payment required for the increase. Such Death Benefit Proceeds will be paid to the Beneficiary(ies) under the same conditions as the initial Specified Amount.

Please see your Policy for more details.

ADDITIONAL INFORMATION ABOUT THE ACCELERATED BENEFIT RIDER

You may elect an Accelerated Benefit if the Insured is terminally ill. There is no charge for the election of this rider. The Accelerated Benefit Rider provides you with access to a portion of the Death Benefit during the Insured’s lifetime, if the Insured is diagnosed with a terminal illness. Joint and last survivor Policies will be eligible for acceleration only after the death of the first Insured and the diagnosis of the terminal illness of the surviving Insured.

For purposes of determining if an Accelerated Benefit is available, we define terminal illness as a medical condition resulting from bodily injury or disease or both:

•	which has been diagnosed by a licensed physician;

•	the diagnosis of which is supported by clinical, radiological, laboratory or other evidence that is satisfactory to us; and

•	which a licensed physician certifies is expected to result in death within 12 months from the date of the certification.

Any request for payment of an accelerated benefit must be in a form satisfactory to us, and any payment of an accelerated benefit requires satisfactory proof of a terminal illness and is subject to our administrative procedures as well as the conditions set forth in the Accelerated Benefit Rider. Please see the Policy rider for more information.

The Accelerated Benefit will equal (1) minus (2) minus (3) minus (4), where:

(1)	is the Eligible Proceeds;

(2)	is the discount for early payment of Death Benefit Proceeds. The discount will be based on the annual interest rate charged for Non-Preferred Policy Loans;

(3)	is the product of

(a)	the ratio of Eligible Proceeds to Total Proceeds; and

(b)	any Policy Debt; and

(4)	is an administrative charge not to exceed $250.

Eligible Proceeds are the lesser of (1) and (2), where:

(1)	is 75% of the Total Proceeds; and

(2)	is $250,000 for all the Insured’s policies in force with us.

Total Proceeds include the Policy’s Death Benefit had the Insured’s death occurred on the date of the approval of the Accelerated Benefit claim and any term insurance on the Insured (or in the case of joint and last survivor term insurance on the Insured (or in the case of joint and last survivor Policies the surviving Insured) added by rider. Any such rider must have at least two years of the term remaining as measured from the date we receive proof of terminal illness.

The Accelerated Benefit will be paid in one lump sum.

If the amount of Eligible Proceeds is equal to the amount of the Death Benefit that would have been paid at the Insured’s death, then our payment of Accelerated Benefit will result in termination of all insurance under the Policy on the life of the Insured (including riders). Any insurance under the Policy on the life of someone other than the Insured will be treated as though the Insured had died.

If the amount of Eligible Proceeds is less than the amount of the Death Benefit that would have been paid at the Insured’s death, then upon payment of the Accelerated Benefit the Policy will continue with the Specified Amount, Account Value, Policy Debt and any additional term insurance eligible to be accelerated under this rider reduced by the ratio of Eligible Proceeds to Total Proceeds. We will waive any surrender charge for the resulting decrease in Specified Amount as well as any minimum Specified Amount requirement under the Policy. Other rider benefits will continue without reduction.

OTHER POLICIES

We offer other variable life insurance policies in the Separate Account which also invest in the same (or many of the same) Portfolios of the Funds. These policies may have different charges that could affect the value of the Subaccounts and may offer different benefits more suitable to your needs. To obtain more information about these policies, contact your financial representative, or call (800) 352-9910.

SALE OF THE POLICIES

We have entered into an underwriting agreement with Capital Brokerage Corporation (doing business in Indiana, Minnesota, New Mexico, and Texas as GE Capital Brokerage Corporation) (“CBC”) for the distribution and sale of the Policies. Pursuant to this agreement, CBC serves as principal underwriter for the Policies, offering them on a continuous basis. CBC is located at 201 Merritt 7, Norwalk, Connecticut 06856.

CBC was organized as a corporation under the laws of the state of Washington in 1981 and is an affiliate of ours. CBC is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc (“NASD”).

CBC offers the Policies through its registered representatives who are registered with the NASD and with the states in which they do business. Registered representatives with CBC are also licensed as insurance agents in the states in which they do business and are appointed with us.

CBC also enters into selling agreements with an affiliated broker-dealer (Terra Securities Corporation) and independent broker-dealers to sell the Policies. The registered representatives of these selling firms are registered with the NASD and with the states in which they do business, are licensed as insurance agents in the states in which they do business and are appointed with us.

Although we do not pay any underwriting commissions to CBC, we do pay sales commissions to CBC for promotion and sales of the Policies by its registered representatives as well as by selling firms. In the first Policy year, the selling firm will receive a commission of up to approximately 8.5% of the initial premium payment. We may pay trail commissions up to an annual rate of 0.25% of Account Value, less any Policy Debt for all Policy years. This commission may be returned to us if the Policy is not continued through the first Policy year. We may on occasion pay a higher commission for a short period of time as a special promotion. In the case of sales by the principal underwriter’s registered representatives, a portion of the sales commission is passed through the principal underwriter to its registered representative who sold the Policy. Because the principal underwriter is our affiliate, their registered representatives are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that we offer, such as conferences, trips, prizes and awards.

CBC also receives 12b-1 fees from Alliance Variable Products Series Fund, Inc., Fidelity Variable Products Fund, Fidelity Variable Insurance Products Fund II, Fidelity Variable Insurance Products Fund III, Janus Aspen Series, MFS® Variable Insurance Trust, Oppenheimer Variable Account Funds and Van Kampen Life Investment Trust.

During 2002, 2001 and 2000, $1,419,859, $667,140 and $496,525, respectively was paid to CBC for the sale of Policies in the Separate Account and any new premium received. CBC then passes the entire amount of the sales commission to the selling firm whose registered representative sold the Policy. The selling firm may retain a portion of the commission before it pays the registered representative who sold the Policy. In 2002, 2001 and 2000, no underwriting commissions were paid to CBC.

We intend to recover commissions and costs of Policy benefits through fees and charges imposed under the Policies. Commissions paid on the Policies, including other incentives and payments, are not charged directly to you or to your Account Value.

LEGAL MATTERS	Advice on certain legal matters relating to federal securities laws has been provided by Heather Harker, Vice President, Associate General Counsel and Assistant Secretary of the Company.

EXPERTS	To be filed by Amendment.

ACTUARIAL MATTERS	Actuarial matters have been examined by Paul Haley, an actuary of the Company, whose opinion we filed as an exhibit to the registration statement.

PERFORMANCE INFORMATION

We demonstrate adjusted performance and non-adjusted performance for the Portfolios available in the Separate Account. The performance tables assume that the Insured is a 60 year old male in the Standard Risk Class who paid a single premium of $70,000 to purchase an initial Specified Amount of $174,853. When available, we will provide the total return for the periods of one, five and ten years adjusted to reflect current policy and portfolio charges. The performance tables assume that no partial surrenders or loans were taken during the period shown.

The adjusted performance calculations assume the following current charges:

1)	a mortality and expense risk charge at an annual rate of 0.70% of assets in the Separate Account in the first 10 Policy years and 0.35% thereafter;

2)	a monthly cost of insurance charge of $39.08 per month for 10 years;

3)	a premium tax recovery charge of $1.20 per month for 10 years;

4)	a surrender charge of $4,200.00 if surrendered in the first Policy year;

5)	a $250 charge for the Accelerated Benefit Rider;

6)	a monthly distribution expense charge of $18.00 for 10 years; and

7)	a monthly administrative charge of $24.00 for 10 years.

The non-adjusted performance calculations assume no Policy charges and expenses or surrender charges. No rider charges or state premium taxes are reflected in the non-adjusted performance calculations. If shown, these charges would reduce the performance calculations accordingly.

FINANCIAL STATEMENTS

You should distinguish the consolidated financial statements of the Company and its subsidiary included in this SAI from the consolidated financial statements of the Separate Account. Please consider the consolidated financial statements of the Company only as bearing on our ability to meet our obligations under the Policies. You should not consider the consolidated financial statements of the Company and its subsidiary as affecting the investment performance of the assets held in the Separate Account.

The Separate Account financial statements included in this SAI have several Subaccounts that are not available to this Policy.

FINANCIAL STATEMENTS TO BE ADDED BY AMENDMENT

PART C:    OTHER INFORMATION

Item 27.    Exhibits

(a)(1)(A)
Resolution of the Board of Directors of The Life Insurance Company of Virginia authorizing the establishment of Separate Account III. Previously filed as Exhibit (1)(a) on May 1, 1998 with Post-Effective Amendment No. 19 to Form S-6 for Life of Virginia Separate Account III, Registration No. 033-12470.

(a)(1)(B)
Resolution of Board of Directors of GE Life and Annuity Assurance Company authorizing changing the name of Life of Virginia Separate Account III to GE Life and Annuity Separate Account III. Previously filed as Exhibit (1)(a)(i) on April 30, 1999 with Post Effective Amendment No. 21 to Form S-6 for GE Life & Annuity Separate Account III, Registration No. 33-12470.

(a)(2)
Resolution of the Board of Directors of Life of Virginia authorizing the addition of subaccounts to Separate Account III. Previously filed as Exhibit (1)(b) on May 1, 1998 with Post-Effective Amendment No. 19 to Form S-6 for Life of Virginia Separate Account III, Registration No. 033-12470.

(a)(3)
Resolution of the Board of Directors of Life of Virginia authorizing the establishment of subaccounts of Separate Account III which invest in shares of the Fidelity Variable Insurance Products Fund II — VIP II Asset Manager Portfolio and Neuberger and Berman Advisers Management Trust AMT Balanced Portfolio. Previously filed as Exhibit (1)(c) on May 1, 1998 with Post-Effective Amendment No. 19 to Form S-6 for Life of Virginia Separate Account III, Registration No. 033-12470.

(a)(4)
Resolution of the Board of Directors of Life of Virginia authorizing the establishment of subaccounts of Separate Account III which invest in shares of Janus Aspen Series, Growth Portfolio, Aggressive Growth Portfolio and Worldwide Growth Portfolio. Previously filed as Exhibit (1)(d) on May 1, 1998 with Post-Effective Amendment No. 19 to Form S-6 for Life of Virginia Separate Account III, Registration No. 033-12470.

(a)(5)
Resolution of the Board of Directors of Life of Virginia authorizing the establishment of subaccounts of Separate Account III which invest in shares of the Utility Fund of the Investment Management Series. Previously filed as Exhibit (1)(e) on May 1, 1998 with Post-Effective Amendment No. 19 to Form S-6 for Life of Virginia Separate Account III, Registration
No. 033-12470.

(a)(6)
Resolution of the Board of Directors of Life of Virginia authorizing the establishment of two additional subaccounts of Separate Account III which invest in shares of the Corporate Bond Fund of the Insurance Management Series and the VIP II Contrafund Portfolio of the Variable Insurance Products Fund II. Previously filed as Exhibit (1)(e) on May 1, 1998 with Post-Effective Amendment No. 19 to Form S-6 for Life of Virginia Separate Account III, Registration
No. 033-12470.

(a)(7)
Resolution of Board of Directors of Life of Virginia authorizing the establishment of two additional subaccounts of Separate Account III which invest in shares of the International Equity Portfolio and the Real Estate Securities Portfolio of the Life of Virginia Series Fund. Previously filed as Exhibit (1)(f) on May 1, 1998 with Post-Effective Amendment No. 19 to From S-6 for Life of Virginia Separate Account III, Registration No. 033-12470.

(a)(8)
Resolution of the Board of Directors of Life of Virginia authorizing the establishment of four additional subaccounts of Separate Account III which invest in shares of the Alger American Growth Portfolio and the Alger American Small Capitalization Portfolio of The Alger American Fund, and the Balanced Portfolio and Flexible Income Portfolio of the Janus Aspen Series. Previously filed as Exhibit (1)(g) on September 28, 1995 with Post-Effective Amendment No. 15 to Form S-6 for Life of Virginia Separate Account III, Registration No. 033-09651.

(a)(9)
Resolution of the Board of Directors of Life of Virginia authorizing the establishment of two additional subaccounts of Separate Account III investing in shares of the Federated American Leaders Fund II of the Federated Insurance Series, and the International Growth Portfolio of the Janus Aspen Series. Previously filed as Exhibit (1)(h) on May 1, 1996 with Post-Effective Amendment No. 17 to Form S-6 for Life of Virginia Separate Account III, Registration
No. 033-12470

(a)(10)
Resolution of the Board of Directors of Life of Virginia authorizing additional subaccounts investing in shares of VIP III Growth and Income Portfolio and VIP III Growth Opportunities Portfolio of Variable Insurance Products Fund III; Growth II Portfolio and Large Cap Growth Portfolio of the PBHG Insurance Series Fund, Inc.; and Global Income Fund and Value Equity Fund of GE Investments Funds, Inc. Previously filed as Exhibit (1)(i) on May 1, 1997 with Post-Effective Amendment No. 18 to Form S-6 for Life of Virginia Separate Account III, Registration No. 033-12470.

(a)(11)
Resolution of the Board of Directors of Life of Virginia authorizing additional subaccounts investing in shares of Capital Appreciation Portfolio of Janus Aspen Series. Previously filed as Exhibit (1)(j) on May 1, 1997 with Post-Effective Amendment No. 18 to Form S-6 for Life of Virginia Separate Account III, Registration No. 033-12470.

(a)(12)
Resolution of the Board of Directors of Life of Virginia authorizing additional subaccounts investing in shares of Goldman Sachs Growth and Income Fund and Goldman Sachs Mid Cap Equity Fund of Goldman Sachs Variable Insurance Trust Fund, Inc. and U.S. Equity Fund of GE Investments Funds, Inc. Previously filed as Exhibit (1)(k) on May 1, 1998 with Post-Effective Amendment No. 19 to Form S-6 for Life of Virginia Separate Account III, Registration No. 033-12470.

(a)(13)
Resolution of Board of Directors of Life of Virginia authorizing additional subaccounts investing in shares of the Salomon Brothers Variable Investors Fund, Salomon Brothers Variable Total Return Fund and Salomon Brothers Variable Strategic Bond Fund of Salomon Brothers Variable Series Fund, Inc. Previously filed as Exhibit (1)(l) on April 30, 1999 with Post Effective Amendment No. 21 to Form S-6 for GE Life & Annuity Separate Account III, Registration No. 033-12470.

(a)(14)
Resolution of the Board of Directors of GE Life and Annuity Assurance Company authorizing additional subaccounts investing in shares of GE Premier Growth Equity Fund of GE Investment Funds, Inc. Previously filed as Exhibit (1)(m) on April 30, 1999 with Post Effective Amendment No. 21 to Form S-6 for GE Life & Annuity Separate Account III, Registration No. 033-12470.

(a)(15)
Resolution of the Board of Directors of GE Life and Annuity Assurance Company authorizing change in name of subaccounts investing in shares of Oppenheimer Variable Account Funds and Mid Cap Value Fund of Goldman Sachs Variable Insurance Trust. Previously filed as Exhibit (1)(n) on April 30, 1999 with Post Effective Amendment No. 21 to Form S-6 for GE Life & Annuity Separate Account III, Registration No. 033-12470.

(a)(16)
Resolution of the Board of Directors of GE Life and Annuity Assurance Company authorizing change in name of subaccounts investing in shares of Mid-Cap Value Equity Fund of GE Investments Funds, Inc. Value Equity Fund; authorizing additional Investment Subdivisions investing in shares Global Life Sciences Portfolio and Global Technology Portfolio of the Janus Aspen Series. Previously filed as Exhibit (1)(o) on December 21, 1999 with the initial filing to Form N-4 for GE Life & Annuity Separate Account 4 Registration No. 333-96513.

(a)(17)
Resolution of the Board of Directors of GE Life and Annuity Assurance Company authorizing additional subaccounts investing in shares of AIM Variable Insurance Funds, Inc.; Alliance Variable Products Series Fund, Inc.; Dreyfus; Federated Insurance Series; Fidelity Variable Insurance Products Funds; GE Investments Funds, Inc.; Janus Aspen Series; MFS® Variable Insurance Trust; Oppenheimer Variable Account Funds; PIMCO Variable Insurance Trust; Rydex Variable Trust. Previously filed as Exhibit (1)(p) on May 25, 2000 with Initial Filing to Form S-6 for GE Life & Annuity Separate Account III, Registration No. 333-37856.

(b)	Not Applicable.

(c)(1)
Underwriting Agreement dated December 12, 1997 between The Life Insurance Company of Virginia and Capital Brokerage Corporation. Previously filed as Exhibit 1A(3)(a) on May 1, 1998 with Post-Effective Amendment No. 19 to Form S-6 for Life of Virginia Separate Account III, Registration No. 033-12470.

(c)(2)
Broker-Dealer Sales Agreement, dated December 13, 1997. Previously filed as Exhibit 1A(3)(b) on May 1, 1998 with Pre-Effective Amendment No. 19 to Form S-6 for Life of Virginia Separate Account III, Registration No. 033-12470.

(d)
Product Commission Schedule. Previously filed as Exhibit 1(3)(c) on April 24, 2002 with Post-Effective Amendment No. 2 to Form S-6 for GE Life & Annuity Separate Account III, Registration No. 333-37856.

(e)(1)	Policy Form Single Life, P1254. Previously filed as Exhibit 1(5)(a) on May 25, 2000 with Initial Filing on Form S-6 for GE Life and Annuity Separate Account III, Registration No. 333-37856.

(e)(2)	Policy Form Joint Life, P1255. Previously filed as Exhibit 1A(5)(i) on May 25, 2000 with Initial Filing on Form S-6 for GE Life and Annuity Separate Account III, Registration No. 333-37856.

(e)	Endorsements to the policy:

(e)(3)(A)	Accelerated Benefit Rider. Previously filed as Exhibit 1A(5)(b) on May 25, 2000 with Initial Filing to Form S-6 for GE Life and Annuity Separate Account III, Registration No. 333-37856.

(e)(3)(B)
Continuation of Coverage Rider. Previously filed as Exhibit 1A(5)(b)(i) on April 24, 2002 with Post-Effective Amendment 2 to Form S-6 for GE Life & Annuity Separate Account III, Registration No. 333-37856.

(e)(3)(C)	Guarantee Account Rider. Previously filed as Exhibit 1A(5)(c) on May 25, 2000 with Initial Filing to Form S-6 for GE Life & Annuity Separate Account III, Registration No. 333-37856.

(f)(1)
Articles of Incorporation of GE Life and Annuity Assurance Company. Previously filed as Exhibit 1A(6)(b) on October 27, 2000 with Pre-Effective Amendment 1 to Form S-6 for GE Life and Annuity Separate Account III, Registration No. 333-37856.

(f)(2)
By-Laws of GE Life and Annuity Assurance Company. Previously filed as Exhibit 1A(6)(d) on October 2, 2000 with Pre-Effective Amendment 1 to Form S-6 for GE Life and Annuity Separate Account III, Registration No. 333-37856.

(g)	Reinsurance Agreements to be filed by Amendment.

(h)(1)
Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation, and The Life Insurance Company of Virginia. Previously filed as Exhibit 1A(8)(a) on May 1, 1998 with Post-Effective Amendment No. 15 to Form S-6 for Life of Virginia Separate Account II, Registration No. 033-09651.

(h)(2)
Amendment to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation, and The Life Insurance Company of Virginia. Previously filed as Exhibit 1A(8)(a)(i) on May 1, 1996 with Post-Effective Amendment No. 17 to Form S-6 for Life of Virginia Separate Account III, Registration No. 033-12470.

(h)(3)
Amendment to Participation Agreement Variable Insurance Products Fund, Fidelity Distributors Corporation and GE Life and Annuity Assurance Company. Previously filed as Exhibit 1A(8)(a)(ii) on June 2, 2000 with Pre-Effective Amendment No. 1 to Form N-4 for GE Life & Annuity Separate Account 4, Registration No. 333-31172.

(h)(4)
Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and The Life Insurance Company of Virginia. Previously filed as Exhibit 1A(8)(b) on September 28, 1998 with Post-Effective Amendment No. 15 to Form S-6 for Life of Virginia Separate Account II, Registration No. 033-09651.

(h)(5)
Amendment to Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation, and The Life Insurance Company of Virginia. Previously filed as Exhibit 1A(b)(i) on May 1, 1996 with Post-Effective Amendment No. 17 to Form S-6 for Life of Virginia Separate Account III, Registration No. 033-12470.

(h)(6)
Amendment to Participation Agreement Variable Insurance Products Fund II, Fidelity Distributors Corporation and GE Life and Annuity Assurance Company. Previously filed as Exhibit 1A(8)(b)(ii) on June 2, 2000 with Pre-Effective Amendment No. 1 to Form N-4 for GE Life & Annuity Separate Account 4, Registration No. 333-31172.

(h)(7)
Fund Participation Agreement among The Life Insurance Company of Virginia, Variable Insurance Products Fund III and Fidelity Distributors Corporation. Previously filed as Exhibit 1A(8)(c) on September 28, 1998 with Post-Effective Amendment 15 to Form S-6 for Life of Virginia Separate Account II, Registration No. 033-09651.

(h)(8)
Amendment to Fund Participation Agreement among The Life Insurance Company of Virginia, Variable Insurance Products III and Fidelity Distributors Corporation. Previously filed as Exhibit 1A(8)(c)(ii) on May 1, 1996 with Post-Effective Amendment No. 17 to Form S-6 for Life of Virginia Separate Account III, Registration No. 033-12470.

(h)(9)
Amendment to Fund Participation Agreement among The Life Insurance Company of Virginia, Variable Insurance Products III and Fidelity Distributors Corporation. Previously filed as Exhibit 1A(8)(c)(iii) on June 2, 2000 with Pre-Effective Amendment No. 1 to Form S-6 for GE Life and Annuity Separate Account 4, Registration No. 333-31172.

(h)(10)
Participation Agreement between Oppenheimer Variable Account Funds, Oppenheimer Management Corporation, and The Life Insurance Company of Virginia. Previously filed as Exhibit 1A(8)(d) on September 28, 1998 with Post-Effective Amendment No. 15 to Form S-6 for Life of Virginia Separate Account II, Registration No. 033-09651.

(h)(11)
Amendment to the Participation Agreement between Oppenheimer Variable Account Funds, Oppenheimer Management Corporation, and The Life Insurance Company of Virginia. Previously filed as Exhibit 1A(8)(d)(i) on September 28, 1998 with Post-Effective Amendment No. 15 to Form S-6 for Life of Virginia Separate Account II, Registration No. 033-09651.

(h)(12)
Amendment to Agreement between Oppenheimer Variable Account Funds, Oppenheimer Management Corporation, and The Life Insurance Company of Virginia. Previously filed as Exhibit 1A(8)(d)(ii) on June 20, 2000 with Pre-Effective Amendment No. 1 to Form N-4 for GE Life & Annuity Separate Account 4, Registration No. 333-31172.

(h)(13)
Fund Participation Agreement between Janus Aspen Series and The Life Insurance Company of Virginia. Previously filed as Exhibit 1A(8)(e) on September 28, 1998 with Post-Effective Amendment 15 to Form S-6 for Life of Virginia Separate Account II, Registration No. 033-09651.

(h)(14)
Amendment to the Participation Agreement between Janus Aspen Series and GE Life and Annuity Assurance Company. Previously filed as Exhibit 1A(8)(e)(i) on December 21, 1999 with Initial Filing to Form N-4 for GE Life & Annuity Separate Account 4, Registration No. 333-96513.

(h)(15)
Fund Participation Agreement between Insurance Management Series, Federated Securities Corporation, and The Life Insurance Company of Virginia. Previously filed as Exhibit 1A(8)(f) on May 1, 1998 with Post-Effective Amendment No. 15 to Form S-6 for Life of Virginia Separate Account II, Registration No. 033-09651.

(h)(16)
Amendment to Participation Agreement between Federated Securities Corporation and GE Life and Annuity Assurance Company. Previously filed as Exhibit 1A(8)(f)(i) on June 2, 2000 with Pre-Effective Amendment No. 1 to Form N-4 for GE Life & Annuity Separate Account 4, Registration No. 333-31172.

(h)(17)
Fund Participation Agreement between The Alger American Fund, Fred Alger and Company, Inc., and The Life Insurance Company of Virginia. Previously filed as Exhibit 1A(8)(g) on September 28, 1995 with Post-Effective Amendment No. 15 to Form S-6 for Life of Virginia Separate Account II, Registration No. 033-09651.

(h)(18)
Amendment to Fund Participation Agreement between The Alger American Fund, Fred Alger and Company, Inc. and GE Life and Annuity Assurance Company. Previously filed as Exhibit 1A(8)(g)(i) on April 30, 1999 with Post Effective Amendment No. 21 to Form S-6 for GE Life & Annuity Separate Account III, Registration No. 333-12470.

(h)(19)
Fund Participation Agreement between PBHG Insurance Series Fund, Inc., and The Life Insurance Company of Virginia. Previously filed as Exhibit 1A(8)(i) on May 1, 1997 with Post-Effective Amendment No. 18 to Form S-6 for Life of Virginia Separate Account III, Registration No.
033-12470.

(h)(20)
Fund Participation Agreement between Goldman Sachs Variable Insurance Trust Fund and The Life Insurance Company of Virginia. Previously filed as Exhibit 1A(8)(j) on September 28, 1998 with Post-Effective Amendment No. 15 to Form S-6 for Life of Virginia Separate Account II, Registration No. 033-09651.

(h)(21)
Fund Participation Agreement between Salomon Brothers Variable Series Fund and The Life Insurance Company of Virginia. Previously filed as Exhibit 1A(8)(k) on December 18, 1998 with Pre-Effective Amendment No. 1 to Form N-4 for Life of Virginia Separate Account 4, Registration No. 333-62695.

(h)(22)
Fund Participation Agreement between GE Investments Funds, Inc. and The Life Insurance Company of Virginia. Previously filed as Exhibit 1A(8)(l) on December 18, 1998 with Pre-Effective Amendment No. 1 to Form N-4 for Life of Virginia Separate Account 4, Registration No. 333-62695.

(h)(23)
Amendment to Fund Participation Agreement between GE Investments Funds, Inc. and GE Life and Annuity Assurance Company. Previously filed as Exhibit 1A(8)(l)(i) on April 30, 1999 with Post Effective Amendment No. 21 to Form S-6 for GE Life & Annuity Separate Account III, Registration No. 033-12470.

(h)(24)
Amendment to Fund Participation Agreement between GE Investments Funds, Inc. and GE Life and Annuity Assurance Company. Previously filed as Exhibit 1A(8)(l)(ii) on December 21, 1999 with Initial Filing to Form S-6 for GE Life & Annuity Separate Account 4, Registration No. 333-96513.

(h)(25)
Participation Agreement between AIM Variable Insurance Series and GE Life and Annuity Assurance Company. Previously filed as Exhibit 1A(8)(m) on June 2, 2000 with Pre-Effective Amendment No. 1 to Form N-4 for GE Life & Annuity Separate Account 4, Registration No. 333-31172.

(h)(26)
Participation Agreement between Alliance Variable Products Series Fund, Inc. and GE Life and Annuity Assurance Company. Previously filed as Exhibit 1A(8)(n) on June 2, 2000 with Pre-Effective Amendment No. 1 to Form N-4 for GE Life & Annuity Separate Account 4, Registration No. 333-31172.

(h)(27)
Participation Agreement between Dreyfus and GE Life and Annuity Assurance Company. Previously filed as Exhibit 1A(8)(o) on June 2, 2000 with Pre-Effective Amendment No. 1 to Form N-4 for GE Life & Annuity Separate Account 4, Registration No. 333-31172.

(h)(28)

Participation Agreement between MFS® Variable Insurance Trust and GE Life and Annuity Assurance Company. Previously filed as Exhibit 1A(8)(p) on June 2, 2000 with Pre-Effective Amendment No. 1 to Form N-4 for GE Life & Annuity Separate Account 4, Registration No. 333-31172.

(h)(29)

Participation Agreement between PIMCO Variable Insurance Trust and GE Life and Annuity Assurance Company. Previously filed as Exhibit 1A(8)(q) on June 2, 2000 with Pre-Effective Amendment No. 1 to Form N-4 for GE Life & Annuity Separate Account 4, Registration No. 333-31172.

(h)(30)

Participation Agreement between Rydex Variable Trust and GE Life and Annuity Assurance Company. Previously filed as Exhibit 1A(8)(r) on June 2, 2000 with Pre-Effective Amendment No. 1 to Form N-4 for GE Life & Annuity Separate Account 4, Registration No. 333-31172.

(i)	Administrative Agreement. Previously filed as Exhibit 1A(9)on May 1, 1998 with Post-Effective Amendment No. 15 to Form S-6 for Life of Virginia Separate Account II, Registration No. 033-09651.

(j)	Not Applicable.

(k)	Opinion and Consent of Counsel Filed Herewith.

(l)	Not Applicable.

(m)	Not Applicable.

(n)	Not Applicable.

(o)	Not Applicable.

(p)	Not Applicable.

(q)

Memorandum describing GE Life and Annuity Issuance, Transfer, Redemption and Exchange Procedures for the Policies. Previously filed as Exhibit 1A(11) on September 27, 2000 with Pre-Effective Amendment 1 to Form S-6 for GE Life and Annuity Separate Account III, Registration No. 333-37856.

(r)	Power of Attorney dated January 14, 2003. Filed herewith.

Item 28.    Directors and Officers of the Depositor

EXECUTIVE OFFICERS AND DIRECTORS OF GE LIFE AND ANNUITY ASSURANCE COMPANY

We are managed by a board of directors. The following table sets forth the name, address and principal occupations during the past five years of each of our executive officers and directors. Executive officers serve at the pleasure of the Board of Directors and directors are elected annually by GE Life and Annuity Assurance Company’s shareholders. The principal business address of each person listed, unless otherwise indicated, is GE Life and Annuity Assurance Company, 6610 W. Broad Street, Richmond, Virginia 23230.

Name	Positions and Offices with the Company for Last Five Years
Pamela S. Schutz

Director and President, GE Life and Annuity Life Assurance Company since May 1998; Chief Executive Officer, GE Life and Annuity Assurance Company since June 2000; President, The Harvest Life Insurance Company May 1997-November 1998; President, GE Capital Commercial Real Estate (an affiliate) May 1994-November 1998.

Paul A. Haley

Director, Senior Vice President and Chief Actuary, GE Life and Annuity Assurance Company since January 2, 2002; Vice President Product Development, GE Life and Annuity Assurance Company from October 1999-December 2001; Vice President and Chief Actuary, Colonial Life & Accident Insurance Company, August 1997-July 1999.

Leon E. Roday(2)

Director, GE Life and Annuity Assurance Company since June 1999; Senior Vice President, GE Life and Annuity Assurance Company since May 1998; Director, Senior Vice President, General Counsel and Secretary, GE Financial Assurance Holdings, Inc. (an affiliate) since 1996.

Elliot A. Rosenthal	Director, GE Life and Annuity Assurance Company since June 2000; Senior Vice President of GE Life and Annuity Assurance Company since 1996.

Geoffrey S. Stiff

Director, GE Life and Annuity Assurance Company since May 1996; Senior Vice President, GE Life and Annuity Assurance Company since March 1999; Vice President, GE Life and Annuity Assurance Company May 1996-March 1999.

Thomas M. Stinson(1)

Director, GE Life and Annuity Assurance Company since April 2000; Senior Vice President of GE Life and Annuity Assurance Company since November 1998; General Manager of Home Depot Credit Services Account, GE Card Services (an affiliate) 1993-1998.

Thomas E. Duffy

Senior Vice President, General Counsel and Secretary, GE Life and Annuity since August 2002; Vice President and Assistant Secretary of GE Life and Annuity since May 2000; Vice President and General Counsel, World Access.

Kelly L. Groh

Senior Vice President and Chief Financial Officer of GE Life and Annuity Assurance Company since January, 2002; Vice President and Controller of GE Life and Annuity Assurance Company July 2000-June 2002; Vice President, Controller and Sr. Financial Analyst, Financial Service of GE Life and Annuity Assurance Company March 1996-July 2000.

John E. Karaffa

Vice President and Controller of GE Life and Annuity Assurance since January 2003; Controller of GE Financial Insurance, August 2001-December 2002; Controller and Chief Financial Officer of Artificial Life Deutschland AG, June 2000-July 2001; Manager of Pricewaterhouse Coopers, September 1991-May 2000.

Gary T. Prizzia(2)	Treasurer, GE Life and Annuity Assurance Company since January 2000; Treasurer/Risk Manager, Budapest Bank, October 1996-January 2000.

(1)	The principal business address is GE Financial Assurance, 1650 Los Gamos Drive, San Rafael, CA 94903.
(2)	The principal business address is GE Financial Assurance Holdings, Inc., 6620 W. Broad Street, Richmond, Virginia 23230.

Item 29.    Persons Controlled by or Under Common Control with the Depositor or the Registrant

Organizational Chart

General Electric Company
Other Subsidiaries
(100%)
General Electric Capital Services, Inc.
(100%)
General Electric Capital Corporation
(100%)
GE Financial Assurance Holdings, Inc.
(100%)
GNA Corporation
(100%)
General Electric Capital Assurance Company
(85.2%)
Federal Home Life Insurance Company
Phoenix Life Insurance Company, Inc.
(11.7%)
(3.1%)
GE Life and Annuity Assurance Company

Item 30.    Indemnification

Sections 13.1-698 and 13.1-702 of the Code of Virginia, in brief, allow a corporation to indemnify any person made party to a proceeding because such person is or was a director, officer, employee, or agent of the corporation, against liability incurred in the proceeding if: (1) he conducted himself in good faith; and (2) he believed that (a) in the case of conduct in his official capacity with the corporation, his conduct was in its best interests; and (b) in all other cases, his conduct was at least not opposed to the corporation’s best interests and (3) in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful. The termination of a proceeding by judgment, order, settlement or conviction is not, of itself, determinative that the director, officer, employee, or agent of the corporation did not meet the standard of conduct described. A corporation may not indemnify a director, officer, employee, or agent of the corporation in connection with a proceeding by or in the right of the corporation, in which such person was adjudged liable to the corporation, or in connection with any other proceeding charging improper personal benefit to such person, whether or not involving action in his official capacity, in which such person was adjudged liable on the basis that personal benefit was improperly received by him. Indemnification permitted under these sections of the Code of Virginia in connection with a proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with the proceeding.

Section 5 of the By-Laws of GE Life and Annuity Assurance Company further provides that:

(a)  The Corporation shall indemnify each director, officer and employee of this Company who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative, or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer or employee of the Corporation, or is or was serving at the request of the Corporation as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgements [sic], fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation, and with respect to any criminal action, had no cause to believe his conduct unlawful. The termination of any action, suit or proceeding by judgement [sic], order, settlement, conviction, or upon a plea of nolo contendere, shall not of itself create a presumption that the person did not act in good faith, or in a manner opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, believed his conduct unlawful.

(b)  The Corporation shall indemnify each director, officer or employee of the Corporation who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgement [sic] in its favor by reason of the fact that he is or was a director, officer or employee of the Corporation, or is or was serving at the request of the Corporation as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

(c)  Any indemnification under subsections (a) and (b) (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer or employee is proper in the circumstances because he has met the applicable standard of conduct set forth in subsections (a) and (b). Such determination shall be made (1) by the Board of Directors of the Corporation by a majority vote of a quorum consisting of the directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders of the Corporation.

(d)  Expenses (including attorneys’ fees) incurred in defending an action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in subsection (c) upon receipt of an undertaking by or on behalf of the director, officer or employee to repay such amount to the Corporation unless it shall ultimately be determined that he is entitled to be indemnified by the Corporation as authorized in this Article.

(e)  The Corporation shall have the power to make any other or further indemnity to any person referred to in this section except an indemnity against gross negligence or willful misconduct.

(f)  Every reference herein to director, officer or employee shall include every director, officer or employee, or former director, officer or employee of the Corporation and its subsidiaries and shall ensure to the benefit of the heirs, executors and administrators of such person.

(g)  The foregoing rights and indemnification shall not be exclusive of any other rights and indemnification to which the directors, officers and employees of the Corporation may be entitled according to law.

* * * * *

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the depositor pursuant to the foregoing provisions, or otherwise, the depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the depositor of expenses incurred or paid by a director, officer or controlling person of the depositor in successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.    Principal Underwriters

(a)  Other Activity

Capital Brokerage Corporation is the principal underwriter for flexible premium variable annuity and variable life insurance policies issued through GE Life & Annuity Separate Accounts I, II, III, 4., 5. and 6

(b)  Management

EXECUTIVE OFFICERS AND DIRECTORS OF CAPITAL BROKERAGE CORPORATION

Name	Positions and Offices with the Company for Last Five Years
Adam T. Rochlin(1)
President and Chief Executive Officer, Capital Brokerage Corporation since June 2002; Senior Vice President, Capital Brokerage Corporation March 2002-June 2002. Vice President, Product Management, GE Asset Management Services, September 1998-September 1999. Mr. Rochlin joined GE Asset Management Services in September of 1998.

Victor C. Moses(2)	Senior Vice President, Capital Brokerage Corporation since April 1992; Senior Vice President of General Electric Capital Assurance Company since September 1991.

Geoffrey S. Stiff(5)	Senior Vice President, Capital Brokerage Corporation since May 1993; Mr. Stiff holds a similar position in various companies within GE Financial Assurance Holdings, Inc. (“GEFA”) since 1993.

Name	Positions and Offices with the Company for Last Five Years

Ward E. Bobitz(3)

Vice President and Assistant Secretary, Capital Brokerage Corporation, April 1999; Mr. Bobitz is currently a Vice President and Assistant Secretary of GE Life and Annuity Assurance Company. Mr. Bobitz holds similar positions in other companies with the GE Financial Assurance Holdings, Inc. since 1997.

Robert T. Methven(6)

Senior Vice President, Capital Brokerage Corporation since June, 2002; President, Brokerage Services GE Financial Assurance Holdings, Inc. since January, 2002; Senior Vice President Advisory Services January, 2001 through December, 2001. Mr. Methven joined GE Financial Assurance Holdings, Inc. in September of 1997.

William E. Daner(5)

Vice President, Counsel and Secretary, Capital Brokerage Corporation since September 1999; Vice President and Associate General Counsel and Assistant Secretary for GE Life and Annuity Assurance Company since December, 2000; Second Vice President and Counsel for The Life Insurance Company of Virginia October 1998-December 1998.

Richard G. Fucci(4)	Vice President, Capital Brokerage Corporation since July 1999; Controller since July 1999 to January 2001. Mr. Fucci joined GE Financial Assurance group companies in 1998.

Gary T. Prizzia(3)

Treasurer, Capital Brokerage Corporation, Signature Agency, Inc., since January 2000. Mr. Prizzia holds a similar position in various companies within the GE Financial Assurance Holdings, Inc. Treasurer/Risk Manager, Budapest Bank, October 1996-January 2000.

Edward J. Wiles, Jr.(1)

Senior Vice President, Capital Brokerage Corporation since March 2002; Chief Compliance Officer, Capital Brokerage Corporation since December 2001. Mr. Wiles holds similar positions in other companies within the GE Financial Assurance Holdings, Inc. since 1989.

Kelly L. Groh(5)

Chief Financial Officer, Capital Brokerage Corporation since February 2002; Controller, Capital Brokerage Corporation January 2001 to March 2002. Ms. Groh holds a similar position in various companies within the GE Financial Assurance Holdings, Inc. since March 1996.

Richard P. McKenney(3)	Senior Vice President, Capital Brokerage Corporation since October 2002; Chief Financial Officer, GE Financial Assurance since October 1996.

Susan M. Mann(5)

Controller, Capital Brokerage Corporation since March 2002. Vice President and Controller, GE Life and Annuity Assurance Company since April 2001; Director, Warren-Whitney and Sherwood January 2001-April 2001; Vice President and Controller, AMF Bowling, Inc. July 1998-December 2000; Chief Financial Officer, World Access, Inc. April 1991-July 1998.

(1)  The principal business address is 201 Merritt 7, Norwalk, CT 06856.

(2)  The principal business address is 601 Union Street, Suite 1300, Seattle, WA 98101.

(3)  The principal business address is 6620 West Broad Street, Richmond, VA 23230.

(4)  The principal business address is 6604 West Broad Street, Richmond, VA 23230.

(5)  The principal business address is 6610 West Broad Street, Richmond, VA 23230.

(6)  The principal business address is 200 North Martingale Road, 7th Floor, Schaumburg, IL 60173.

(c)  Compensation from the Registrant

(1)	(2)	(3)	(4)	(5)
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions	Other Compensation
Capital Brokerage Corporation	N/A	N/A	90%	N/A

Item 32.    Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules under it are maintained by GE Life and Annuity Assurance Company at its Home Office, located at 6610 W. Broad Street, Richmond, Virginia 23230.

Item 33.    Management Services

Not Applicable

Item 34.    Fee Representation

GE Life and Annuity Assurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by GE Life and Annuity Assurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the County of Henrico, and State of Virginia, on the 25th day of February, 2003.

GE Life & Annuity Separate Account III
Registrant

By:	/s/ HEATHER C. HARKER
Heather C. Harker
Vice President, Associate General Counsel and Assistant Secretary

By:	GE Life and Annuity Assurance Company
(Depositor)

By:	/s/ HEATHER C. HARKER
Heather C. Harker
Vice President, Associate General Counsel and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Pamela S. Schutz	Director, President and Chief Executive Officer	February 25, 2003

* Paul A. Haley	Director, Senior Vice President and Chief Actuary	February 25, 2003

* Leon E. Roday	Director and Senior Vice President	February 25, 2003

* Elliot A. Rosenthal	Director and Senior Vice President	February 25, 2003

* Geoffrey S. Stiff	Director and Senior Vice President	February 25, 2003

* Thomas M. Stinson	Director, Senior Vice President	February 25, 2003

* Kelly L. Groh	Senior Vice President and Chief Financial Officer	February 25, 2003

Signature	Title	Date

* John E. Karaffa	Vice President and Controller	February 25, 2003

/s/ HEATHER C. HARKER Heather C. Harker	Vice President, Associate General Counsel and Assistant Secretary	February 25, 2003

*By: /s/ HEATHER C. HARKER Heather C. Harker	, pursuant to Power of Attorney executed on January 14, 2003.	February 25, 2003